WINTEGRA INC.
2003 SHARE OPTION PLAN

1.           Purposes of the Plan. The purpose of this Share Option Plan (the “Plan”) is to advance the interests of Wintegra INC. (the “Company”) and its shareholders by attracting and retaining the best available personnel for positions of substantial responsibility, providing additional incentive to employees, officers, directors, advisors and consultants and promoting a close identity of interests between those individuals and the Company.

2.           Definitions. As used herein, the following definitions shall apply:

(a)           "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 3 hereof.

(b)           “Affiliate” means any company which is a present or a future subsidiary corporations of the Company, as defined in Section 424(f) of the Code (a “Subsidiary”), and any present or future parent corporation of the Company as defined in Section 424(e) of the Code (“Parent”) and any other company which is an employing company as defined in Section 102 as may be amended from time to time of the Israeli Income Tax Ordinance (New Version), 1961 (the "Ordinance" and “Section 102” respectively). For purposes of grant of Options other than Incentive Stock Options, the term “Affiliate” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

(c)           "Applicable Laws" means the requirements relating to the administration of share option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code (as described hereunder), U.S. and Israeli Tax laws, Israel securities laws, Israel Companies Act, any stock exchange or quotation system on which the shares are listed or quoted and the Applicable Laws of any country or jurisdiction where Options are granted under the Plan.

(d)           "Board" means the Board of Directors of the Company.

(e)           "Code" means the United States Internal Revenue Code of 1986, as amended.

(f)           "Committee" means a committee of Directors appointed by the Board in accordance with Section 3 hereof.

(g)           "Common Stock" means the Common Stock, par value US$ 0.001 per share, of the Company.

(h)           "Consultant" means any person who is engaged by the Company or any Affiliate to render consulting or advisory services to such entity.

(i)           "Director" means a member of the Board.

(j)           "Employee" means any person, including officers of the Company (within the meaning of the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), employed by the Company or any Affiliate of the Company. An Employee shall not cease to be one in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Affiliate, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company. For purposes of grant of Options under Section 102 of the Ordinance, the term “Employee” shall not include a stockholder of the Company who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate.

(k)           "Fair Market Value" means, as of any date, the value of a Share determined as follows:

(i)           If the Shares are listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, their Fair Market Value shall be the closing sales price for such Shares (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; Without derogating from the above and solely for the purpose of determining the tax liability pursuant to Section 102, if at the date of grant the Company’s Shares are listed on any established stock exchange or a national market system or if the Company’s Shares will be registered for trading within ninety (90) days following the Date of Grant under the Capital Gain Track, the fair market value of the Share at the Date of Grant shall be determined in accordance with the average value of the Company’s Shares on the thirty (30) trading days preceding the Date of Grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

(ii)           If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, their Fair Market Value shall be the mean between the high bid and low asked prices for the Shares on the last market trading day prior to the day of determination, or;

(iii)           In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(l)           "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(m)           “Israeli Service Provider” means an Employee, Director or Consultant who is an Israeli resident at the time of grant of Option.

(n)           "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(o)           "Option" means a share option granted pursuant to the Plan.

(p)           "Option Agreement" means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(q)           "Optionee" means the holder of an outstanding Option granted under the Plan.

(r)           “Section 102 Capital Gain Track” means grant of Options with a Trustee under the capital gain track as defined in Section 102.

(s)           “Section 102 Employment Income Track” means grant of Options with a Trustee under the employment income track as defined in Section 102.

(t)           “Section 102 Non Trustee Track” means grant of Options without a trustee as defined in Section 102.

(u)           "Share" means a share of the Common Stock of the Company, or such other class of shares or other securities as may be applicable pursuant to Section 12 hereof.

(v)           "US Service Provider" means an Employee, Director or Consultant who is a US resident at the time of grant of Option.

3.           Administration of the Plan.

(a)           Procedure. The Plan shall be administered by the Board or a Committee appointed by the Board.

(b)           In administering the Plan, the Board and/or the Committee shall comply with all Applicable Laws.

(c)           Powers of the Administrator. Subject to the provi-sions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, including but not limited to the limited advisory tasks (as specified in subsection (a) herein above) and subject to the approval of any relevant authorities, the Administrator shall have the authority, in its discretion:

(i)           to construe and interpret the terms of the Plan and any Options granted pursuant to the Plan;

(ii)           to designate the Service Providers to whom Options may from time to time be granted hereunder;

(iii)           to determine the number of Shares to be covered by each such award granted hereunder;

(iv)           to prescribe forms of agreement for use under the Plan;

(v)           to determine the terms and conditions of any Option granted hereunder;

(vi)           to determine the Fair Market Value of Shares;

(vii)           to prescribe, amend and rescind rules and regulations relating to the Plan;

(viii)           subject to Applicable Laws, to make an Election (as defined below);

(ix)           subject to Applicable Laws, to allow Optionees to satisfy withholding tax obligations by electing to have the Company, if permitted under Applicable Laws, withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

(x)           to take all other action and make all other determinations necessary for the administration of the Plan.

(d)           Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

(e)           Grants to Committee Members. A member of such Committee shall be eligible to receive Options under the Plan while serving on the Committee, only in accordance with the provisions of any Applicable Laws. If the Administrator is a Committee appointed by the Board, the grant of Options under the Plan to members of such Committee, if any, shall be made by the Board and not by such Committee, and subject to any Applicable Law.

4.           Eligibility.

(a)           Subject to the provisions of the Plan, the Board (or to the extent permitted under Applicable Law, the Committee) may at any time, and from time to time, grant Options under the Plan. Options granted under this Plan to Israeli Service Providers may or may not contain such terms as will qualify the Options as options granted pursuant to the provisions of Section 102 Capital Gain Track, Section 102 Employment Income Track and Section 102 Non Trustee Track (together “Section 102 Tracks”) and any pre-ruling related thereto or Section 3(i) of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder including the Income Tax Rules (Tax Benefits in Stock Issuance to Employees) 2003 (the "Rules"), provided however, that upon election of the Board between the Section 102 Tracks (“Election”), Options shall be granted under the Plan pursuant to the elected Section 102 Track, until such time as the Board changes its Election, in accordance with the provisions of Section 102. For avoidance of doubt, the grant of Options under Section 102 Tracks is subject to the approval of the Plan by the Israeli income tax authority. Options granted under this Plan to US Service Providers may or may not contain such terms as will qualify the Options as Incentive Stock Options ("ISO") or as Non-statutory Stock Options ("NSO").

(b)           For avoidance of doubt, the grant of Options under Section 102 Tracks is subject to (i) the approval of the Plan by the Israeli income tax authority, (ii) filing the Company’s Election with the Israeli income tax authorities at least thirty (30) days before the date grant of Options.

(c)           All Service Providers of the Company or a Affiliate of the Company shall be eligible to receive Options under the Plan; provided, however, that Options granted pursuant to Section 102 of the Ordinance and Options qualifying as ISO shall be granted only to Employees of the Company and provided that Options granted pursuant to Section 3(i) of the Ordinance shall not be granted to Employees of the Company..

(d)           Notwithstanding any intent to grant ISO, to the extent that the aggregate Fair Market Value of the Shares with respect to which ISO are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Affiliate) exceeds $100,000 (or such other limit as may be required by the Code, from time to time), such Options shall be treated as NSO. For purposes of this Section 4(c), ISO shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(e)           No individual shall at any time have a right to receive an Option under the Plan. The receipt of an Option under the Plan shall not confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company or a Affiliate of the Company, nor shall it interfere in any way with his or her right or the Company's right, or the right of the Company's Affiliate, to terminate such relationship at any time, with or without cause.

5.           Appointment of a Trustee.

(a)           In case of Election of either Section 102 Capital Gain Track or Section 102 Employment Income Track, the Administrator shall elect and appoint a Trustee for this Plan (the “Trustee”). Upon such appointment a trust agreement, which comply with the relevant and Applicable Laws, will be signed between the Trustee and the Company.

(b)           In case of Election of either Section 102 Capital Gain Track or Section 102 Employment Income Track and in the event that a Trustee has been appointed, all Options granted to Israeli Service Providers according to this Plan shall be issued to the Trustee and registered in the Trustee’s name .

(c)           In the event that the Company issues any Options to the Trustee, the exercise of any Options or the sale or transfer of the Options or the underlying Shares shall be restricted for a certain period of time as required under the Applicable Laws (the “Restricted Period”), in order to ensure that the Plan should qualify under the laws of any country or jurisdiction where Options are granted under the Plan..

(d)           The Trustee shall be exempt from any liability in respect of any action or decision duly taken in its capacity as a Trustee.

6.           Shares Subject to the Plan. Subject to the provisions of Section 12 hereof, the maximum aggregate number of Shares which may be received upon the exercise of Options under the Plan is 5,000,000, which constitute of the outstanding Shares of the Company as of the date this plan is adopted. Shares distributed pursuant to the Plan may consist of authorized but unissued Shares.

If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

7.           Option Exercise Price and Consideration.

(a)           The exercise price of an Option shall be determined by the Administrator on the date of grant of such Option in accordance with Applicable Law and subject to guidelines as shall be suggested by the Board from time to time, but shall be subject to the following:

In the case of an ISO, the exercise price shall be not less than the Fair Market Value of the Company shares on the date the Option is granted; provided, however, that if an ISO is granted to an employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the exercise price shall be no less than 110% of the Fair Market Value of the Company shares on the date the Option is granted.

(b)           The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash, (2) check, (3) promissory note, (4)  any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(c)           The proceeds received by the Company from the issuance of Shares subject to the Options will be added to the general funds of the Company and used for its corporate purposes.

8.           Exercise of Option;

(a)           Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

(b)           An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by Applicable Laws, the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse, provided that Shares issued upon exercise of any Option which was granted under Section 102 Capital Gain Track or under Section 102 Employment Income Track and as long as it is held by the Trustee, shall be issued in the name of the Trustee for the benefit of the Optionee. Prior to exercise, an Optionee, as such, shall have none of the rights of a shareholder of the Company. Upon exercise of an Option, an Optionee shall have no shareholder rights until the Shares are issued, as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. Upon their issuance, the Shares shall carry equal voting rights on all matters where such vote is permitted by Applicable Laws. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other shareholder right for which the record date precedes the date of issuance of the Shares, except as provided in Section 12 hereof.

(c)           If any law or regulation requires the Company to take any action with respect to the Shares specified in such notice before the issuance thereof, then the date of their issuance shall be extended for the period necessary to take such action.

(d)           An Option may not be exercised unless, at the time the Optionee gives notice of exercise to the Company, the Optionee includes with such notice payment in cash or by bank check of all withholding taxes due, if any, on account of his or her acquired Shares under the Option or gives other assurance satisfactory to the Administrator of the payment of those withholding taxes.

(e)           An Option may not be exercised unless, at the time the Optionee gives notice of exercise to the Company, the Optionee executes an irrevocable proxy, granting the Trustee all voting rights as to any Shares acquired under the Option. The Trustee shall use these voting rights only if it is given instructions by the employees' representative and accordingly. This irrevocable proxy shall be of no force or effect upon the consummation of the Company's Initial Public Offering ("IPO").

(f)           Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

9.           Term of Option. The term of an Option shall expire on such date or dates as the Administrator shall determine at the time of the grant of the Option; provided, however, that the term of an Option shall not exceed ten (10) years from the date of grant thereof.

In the case of an ISO's granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

10.           Non-Transferability of Options. Except as set forth in Section 11(b) hereof, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.           Termination of Employment

(a)           In the event of termination of Optionee's employment with the Company or any of its Affiliates, or if applicable, the termination of services given by the Optionee to the Company or any of its Affiliates, all Options granted to the Optionee, which are vested and exercisable at the time of such termination, may, unless earlier terminated in accordance with the Option Agreement, be exercised within thirty (30) days after the date of such termination (or such different period as the Committee shall prescribe). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(b)           In the event of termination of Optionee's employment with the Company or any of its Affiliates, or if applicable, the termination of services given by the Optionee to the Company or any of its Affiliates by reason of death or total and permanent disability, the outstanding vested Options may be exercised by the Optionee, the Optionee's legal guardian, the Optionee’s estate or a person who acquires the right to exercise the Option by bequest or inheritance, as the case may be, until the Expiration Date. Notwithstanding the above, the Optionee's legal guardian, the Optionee’s estate or a person who acquires the right to exercise the Option by bequest or inheritance, shall be entitled to a twelve (12) months acceleration of the outstanding non vested Options.

(c)           In the event of termination of Optionee's employment with the Company or any of its Affiliates, or if applicable, the termination of services given by the Optionee to the Company or any of its Affiliates for Cause (as defined hereunder), all outstanding Options granted to such Optionee (whether vested or not) shall, to the extent not theretofore exercised, terminate on the date of such termination, unless otherwise determined by the Administrator, and the Shares covered by such Option shall revert to the Plan.

For purposes of this Section, termination for "Cause" shall mean any of the following: (a) the Optionee's theft, dishonesty, or falsification of any Company documents or records; (b) the Optionee's improper use or disclosure of the Company's confidential or proprietary information; (c) any action by the Optionee which has a detrimental effect on the Company's reputation or business; (d) the Optionee's failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; (e) any material breach of the Optionee of any agreement between the Optionee and the Company, which breach is not cured pursuant to the terms of such agreement; or (f) the Optionee's conviction (including any plea of guilty) of any criminal act which impairs the Optionee's ability to perform his or her duties with the Company.

(d)           In addition, if after termination of employment the Optionee does not comply in full with any of non-compete, non solicitation, confidentiality or any other requirements of any agreement between the Company and the Optionee, the Administrator may, in its sole discretion, refuse to allow the exercise of the Options.

(e)           With respect to a Non Trustee Track, in case the Optionee ceases to be an Employee of the Company or any of its Affiliate, then the Optionee shall obtain and maintain to the Company and/or its Affiliates security or guarantee for the payment of tax due a the time of sale of Shares, all in accordance with the provisions of Section 102.

12.           Adjustments Upon Changes in Capitalization.

In the event of a shares split, reverse shares split, shares dividend, recapitalization, combination or reclas-sification of the Shares, rights issues or any other increase or decrease in the number of issued Shares effected without receipt of con-sideration by the Company (but not the conversion of any convertible securities of the Company), the Administrator in its sole discretion shall make an appropriate adjustment in the number of Shares related to each outstanding Option, the number of Shares reserved for issuance under the Plan, as well as the exercise price per Share of each outstanding Option. Except as express-ly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

13.           Dissolution or Liquidation.

In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion will determine the period of time of which such Option may be exercised, which in no event is less than fifteen (15) days prior to such transaction. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

14.           Merger.

14.1           In the event of a merger of the Company with or into another company, whereby the Company is not the surviving entity, each outstanding Option shall be assumed or an equivalent option substituted by the successor company or an Affiliate of the successor company.

14.2           In the event that the successor company refuses to assume or substitute the Option then Optionee shall fully vest in and have the right to exercise the Option as to all of the Common Stock subject to the Option, unless the Administrator has determined otherwise with respect to certain Option Agreement. The Administrator shall notify the Optionee in writing or electronically in case the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period.

15.           Change in Control

           (a) "Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions:
(i)	IPO;
(ii)
the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities (“Share Acquisition”);

(iii)	a merger, consolidation, reorganization of the Company or a similar business combination, in which the Company is a surviving entity (“Merger”); or
(iv)	the sale, transfer or other disposition of all or substantially all of the Company’s assets (“Sale of all of the company’s assets”).

(b)           Upon a Change in Control , no changes will be made to the terms of the Options, unless otherwise is determined by the Board

16.           Right of First Refusal and Bring-Along Provisions; Lock-Up.

(a)           Optionee acknowledges and accepts the terms and provisions of the incorporation documents of the Company, including without limitation the Certificate of Incorporation and any other shareholders agreements as applicable to other shareholders of Common Stock of the Company and hereby agrees to be bound by its terms including without limitation, with respect to a right of first refusal provision and a bring along provision as if he or she was an original party thereof.

(b)           Unless otherwise determined by the Board, until such time as the Company shall complete an IPO, an Optionee shall not have the right to sell Shares issued upon the exercise of an Option within six (6) months and one day of the date of exercise of such Option or issuance of such Shares.

17.           Date of Grant. Subject to Applicable Laws, the date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option.

18.           Tax Consequences. Any tax consequences arising from the grant or exercise of any Option or from the payment for Shares or from any other event or act (whether of the Optionee or of the Company or its Affiliates or of its Trustee) hereunder, shall be borne solely by the Optionee. The Company and/or the Trustee shall withhold taxes according to the requirements under the Applicable Laws, rules, and regulations, including withholding taxes at source. Furthermore, such Optionee shall agree to indemnify the Company and/or Affiliate that employs the Optionee and/or the Trustee, and/or the Company’s shareholders and/or directors and/or officers if applicable, and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee. Except as otherwise required by law, the Company shall not be obligated to honor the exercise of any Option by or on behalf of an Optionee until all tax consequences (if any) arising from the exercise of such Options are resolved in a manner reasonably acceptable to the Company.

19.           Amendment and Termination of the Plan.

(a)           Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)           Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary or desirable to comply with Applicable Laws.

(c)           Effect of Amendment or Termination. Notwithstanding section 17(a) no amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the majority of the Optionees (by number of Options) and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

20.           Conditions Upon Issuance of Shares.

(a)           Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option, the method of payment and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)           Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c)           Other Compliance. At the time of issuance, the Optionee is not in default under any agreement between the Company and any of its Affiliates and Optionee.

21.           Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22.           Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

23.           Multiple Agreements. The terms of each Option may differ from other Options granted under the Plan at the same time. The Administrator may also grant more than one Option to a given Optionee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Optionee.

24.           Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years after the earlier of its adoption by the Board or by the holders of the Company's Shares, unless sooner terminated under Section 17 hereof.

25.           Shareholder Approval. To the extent required by Applicable Laws, the Plan shall be subject to approval by the shareholders of the Company. Such shareholder approval shall be obtained in the manner required under Applicable Laws.

26.           Information to Optionees and Purchasers. To the extent required under Applicable Laws, the Company shall provide copies of annual financial statements to each individual who holds Options or acquires Shares pursuant to the Plan, not less frequently than annually during the period that such Options or Shares are held. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

27.           Governing Law. With respect to US Service Providers, this Plan shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws. Notwithstanding the above, with respect to Israeli Service Providers, this Plan shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable only to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. All other Optionees will be governed by the laws of the State of Israel.

WINTEGRA INC.
2003 SHARE OPTION PLAN

NOTICE OF OPTION GRANT

Unless otherwise defined herein, the terms defined in the 2003 Share Option Plan (the “Plan”) of Wintegra Inc. (the “Company”) shall have the same meaning in this Notice of Option Grant.

The undersigned Optionee has been granted Option to purchase Shares, subject to the terms and conditions of the Plan, the Option Agreement, the Trust Agreement (as defined below), Section 3(i) and Section 102 of the Israeli Income Tax Ordinance (New Version), 1961 (the "Tax Ordinance") and the regulations promulgated thereunder, including the Income Tax Rules (Tax Benefits in Stock Issuance to Employees) 2003 as may be amended from time to time and any regulations, rules, orders or procedures promulgated thereunder (“Section 3(i)”, "Section 102" and the "Rules", respectively), as follows:

Name of the Optionee:

Address:

Grant Number:

Date of Grant:

Designation:	o Capital Gain Track o Employment Income Track o Non Trustee Track o 3(i) Option

Total Number of Options Granted:

Exercise Price Per Share

Total Exercise Price:

Term/Expiration Date:

1

Vesting Schedule:

Subject to the provisions of the Plan, this Option shall become exercisable by Optionee in instalments according to the following vesting schedule: 25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to Optionee's continuing to be a Service Provider on such dates.

For avoidance of doubt, vesting shall be suspended during any unpaid leave.

Termination Period:

In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

In the event that Optionee’s employment with the Company should terminate, the outstanding vested Options on the date of such termination, shall be exercisable for (i) thirty (30) days after such termination (except by reason of death or disability, or by reason of Cause as defined in the Plan); or (ii) twelve (12) months after such termination by reason of Optionee's death or disability.

Notwithstanding the above, if Optionee should be discharged from the employ of the Company for reasons of  Cause (as defined in the Plan), the entire unexercised Option (whether vested or not) shall terminate.

2

WINTEGRA INC.
2003 SHARE OPTION PLAN

OPTION AGREEMENT

Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the 2003 Share Option Plan (the “Plan”) of Wintegra Inc. (the “Company”).

1. Grant of Option.

(a) The Plan, as approved by the Company for use by the Company, is intended to qualify as an Option Plan within the meaning of the Section 102 and/or Section 3(i) of the Ordinance. To the extent required by Applicable Law, the Company shall apply to the Israeli Income Tax Commissioner for his approval to apply the Company’s Election to the Plan and for approval of the Trustee (as defined below). For the avoidance of doubt, the grant of Options under Section 102 Capital Gain Track or Section 102 Employment Income Track is subject to (i) the approval of the Plan by the Israeli Income Tax Commissioner, (ii) filing the Company’s Election with the Israeli Income Tax Commissioner at least thirty (30) days before the date grant of Options. Grants of Option will be made pursuant to: (a) Section 102; and to the extent required (b) the Trust Agreement (as defined below), or pursuant to Section 3(i), in addition to being made pursuant to the provisions of the Plan and this Agreement.

(b) In the event of Options under Section 102 Capital Gain Track or Section 102 Employment Income Track and subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants the Trustee (as defined below), for the benefit of the Optionee named in the Notice of Grant (the "Optionee"), (i) an option qualified as Section 102 Capital Gain Track Option; or (ii) an option qualified as Section 102 Employment Income Track Option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"); or (ii) shares of common stock of the Company (the “Common Stock”).

(c) With respect to Options under Section 102 Capital Gain Track or Section 102 Employment Income Track the Company has entered into a Trust Agreement (the "Trust Agreement") with Ayal Shanhav & Co. Law Offices (the "Trustee"). Under the conditions of Section 102 Capital Gain Track, the Option shall be issued to the Trustee and held in trust for the benefit of Optionee for a period of no less than two years from the end of the taxable year of the date of the grant. Under the conditions of Section 102 Employment Income Track, the Option shall be issued to the Trustee and held in trust for the benefit of Optionee for a period of no less than one year from the end of the taxable year of the date of the grant.. After the Restricted Period, the Trustee shall release the Option to Optionee only after (i) the receipt by the Trustee of an acknowledgment from the Income Tax Authority that Optionee has paid any applicable tax due pursuant to the Ordinance and the Rules, or (ii) the Trustee withholds any applicable tax due pursuant to the Ordinance and Rules.

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(d) Unless otherwise expressly stated herein, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail. In addition, in the event of a conflict between the terms and conditions of the Plan or of this Option Agreement and any provision of the Ordinance, Rules or the Trust Agreement, the latter shall govern and prevail.

2. Issuance to Trustee and Restricted Period.

(a) Letter of Issuance. An instrument reflecting the Option grant will be issued to the Trustee as required to qualify under Section 102 Capital Gain Track or under Section 102 Employment Income Track, in order that the Trustee will hold the Option in trust for the benefit of Optionee.

(b) Restricted Period. In accordance with the requirements of Section 102 Capital Gain Track and Section 102 Employment Income Track, the Trustee has agreed to hold the Letter of Issuance, or the Shares to be issued upon exercise of the Option, as the case may be, for the Restricted Period (unless Section 102 is amended and allows for a shorter holding period in which case such shorter holding period shall apply) (the "Restricted Period"). In the event that Optionee elects to exercise his Option during the Restricted Period, the Company shall provide the Trustee with the Share Certificate in the name of the Trustee, for the benefit of Optionee, in order that the Trustee will hold it until no sooner than the end of the Restricted Period.

(c) End of Restricted Period. To the extent permitted by law, upon the termination of the Restricted Period, Optionee shall be entitled to receive from the Trustee the Shares acquired in the exercise of the Option and/or shall be entitled to sell the Shares thereby obtained, subject to the other terms and conditions of this Agreement, the Plan and Section 102, including the provisions relating to the payment of tax set forth below.

3. Non-Transferability of Options and Shares.

(a) This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

(b)  The transfer of the Common Stock to be issued upon exercise of the Options shall be subject to the limitations set forth in the Plan and in the Certificate of Incorporation of the Company and in any other relevant stockholder’s agreements of the Company.

(c) Subject to the provisions of Section 102 and the Rules, Optionee shall not sell or release from trust any Share received upon exercise of Options under Section 102, including, without limitation, bonus shares, until the end of the Restricted Period required.

4. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan, the terms of this Option, the Trust Agreement, if applicable and the provisions of Section 102 and/or Section 3(i)under the Ordinance and the Rules.

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5. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan, this Option Agreement and the Trust Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A to this Agreement (the "Exercise Notice"). In addition, Optionee hereby agrees to sign any and all documents required by law and/or the Trustee. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price for the number of Shares to be purchased. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

NO SHARES SHALL BE ISSUED PURSUANT TO THE EXERCISE OF AN OPTION UNLESS SUCH ISSUANCE AND SUCH EXERCISE COMPLY WITH APPLICABLE LAW.

(c)  If any law or regulation requires the Company to take any action with respect to the Shares specified in such notice before the issuance thereof, then the date of their issuance shall be extended for the period necessary to take such action. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

(d) To the extent permitted by law, the Shares shall be issued to the Trustee and the Trustee will transfer the Shares to Optionee upon demand, but in no event earlier than the Restricted Period.

(e) In the event a share dividend is declared on Shares, such dividend shall also be subject to the provisions of Section 102 and the Restricted Period for such dividend shares shall be measured from the commencement of the Restricted Period for the Option, from which the dividend was declared.

(f) Method of Payment. Payment of the aggregate Exercise Price shall be made in New Israeli Shekel ("NIS") at the Representative Rate of Exchange for the U.S. dollar published by the Bank of Israel on the day prior to the date of actual payment, or if permissible by law the payment may also be made in U.S. Dollars, by any of the following, or a combination thereof, at the election of the Company:

(1) cash; or

(2) check; or

(3) promissory note.

(4) any other method as determined by the Board

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(g) Notification to Trustee. The Company will notify the Trustee of any exercise of the Option as set forth in the Exercise Notice. If such notification is delivered during the Restricted Period, the Shares issued upon the exercise of the Option shall be issued directly to the Trustee on behalf of Optionee, and shall be held by the Trustee in trust on behalf of Optionee. In the event that such notification is delivered after the Restricted Period, the Shares issued upon the exercise of the Option shall be transferred either to the Trustee or to Optionee directly, at the election of Optionee; provided, however, that in the event the Optionee elects to receive the Shares directly to his possession, the transfer thereof shall be subject to the payment of the tax liability by the Optionee.

6. Restrictions on Exercise.

(a) This Option may not be exercised until such time as the Plan has been approved by the Board of the Company and/or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of Applicable Law.

(b) Notwithstanding any provisions of the Plan and this Agreement and subject to Applicable Law, in the event that Optionee exercises his/her Options prior to the lapse of the Restricted Period he or she shall become liable to other tax implications, according to the provisions of Section 102. In such case Optionee shall bear all related expenses.

Notwithstanding the above, the Trustee shall continue to hold the Options for the remainder of the Restricted Period under Section 102.

7. Optionee's Representations. In the event the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and the Company shall have effected an initial public offering of its securities under the Securities Act at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company any document as may be required under Applicable Law.

8. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

9. Right of First Refusal and Bring-Along Provisions. Prior to the consummation of the Company's initial public offering, Optionee is required to comply with the right of first refusal provisions and bring along provisions Company’s incorporation documents, including without limitation, the Certificate of Incorporation, the Right of First Refusal and Co-Sale Agreement of the Company.

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10. Tax Consequences. Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the grant and/or exercise and/or release of the Options and the sale and/or release of Shares issued upon the exercise of the Options and/or from any other event or act (whether of the Optionee or of the Company or its Affiliates or of its Trustee), will be borne solely by the Optionee, and Optionee will be solely liable for all such taxes, fees and other liabilities. The Company and/or the Trustee shall withhold taxes according to the requirements under the Applicable Laws, rules, and regulations, including withholding taxes at source.

Furthermore, such Optionee shall agree to indemnify the Company and/or its Affiliates that employs the Optionee and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

Except as otherwise required by law, the Company and/or the Trustee shall not be obligated to honor the exercise of any Option by or on behalf of an Optionee until all tax consequences (if any) arising from the exercise of such Options are resolved in a manner reasonably acceptable to the Company.

THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THEREFORE, OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a)  Optionee hereby acknowledges that he is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including, without limitation, the tax implications. Optionee accepts the Trust Agreement signed between the Company and the Trustee.

(b) Notwithstanding any provisions of the Plan and this Agreement and subject to Applicable Law, in the event that: (i) the Company or its Affiliates or the Optionee fails to comply with one or more of the conditions required to be maintained by Section 102; or (ii) the Income Tax Authority withdraws or cancels the approval for the Plan or for the particular Optionee , then the tax implications pursuant to Section 102 will no longer apply.

(c) Receipt of Shares from Trustee. In the event that at the end of the Restricted Period, Optionee chooses to have the Shares, which were issued upon the exercise of the Option, released by the Trustee and delivered to Optionee without selling such Shares, Optionee shall immediately become liable to pay taxes at the rate prescribed by law.

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11. Optionee's Representations

(a) To the extent required by law, Optionee represents and confirms that in the event a share dividend will be declared on his or hers Shares, such dividend shall be deposited with the Trustee and shall also be subject to the provisions of Section 102 and the Restricted Period for such dividend shares shall include the Restricted Period of the Option related to the Shares upon which the share dividend was declared.

(b) Subject to Applicable Law, in the event the Shares are registered on any stock exchange, Optionee represents and confirms that he or she shall be obligated to immediately notify the Company and the Trustee of his or her request as to the sale of his or her Shares. Nothing herein shall obligate the Company to register its shares or any portion of its shares on a stock exchange.

(c) Subject to Applicable Law, in the event the Shares are registered on any stock exchange, Optionee acknowledges that he or she shall be required to pay any applicable tax promptly at such time as described in Section 10 above, in accordance with the provisions of Section 102.

Notwithstanding the above, the Trustee shall continue to hold the Option and/or Shares for the remainder of the Restricted Period under Section 102 of the Ordinance.

12. Indemnification

The Optionee hereby represents, confirms and acknowledges the following:

(a) The Trustee shall not be liable for any action or omission taken on his part in connection with the Plan, this Option Agreement and the Trust Agreement, provided that the Trustee acted reasonably and in good faith.

(b) The Optionee shall be liable to indemnify the Trustee with respect to any loss, damage or expense caused to the Trustee as a result of or in consequence of performance of its duties as a Trustee.

13. Entire Agreement; Governing Law. The Plan and the Trust Agreement are incorporated herein by reference. The Plan, the Trust Agreement and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by and construed and enforced in accordance with the laws of the state of Israel, without giving effect to the principles of conflict of laws.

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14. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

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Optionee represents that he or she is familiar with the terms and provisions of the Plan and the Trust Agreement, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan, the Trust Agreement and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee represents and confirms that the Ordinance and Rules, as shall be in effect from time to time, as well as the Trust Agreement, are binding upon him or her and that he or she shall comply with them. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	Wintegra Inc.:

Signature:_________________	By:__________________

Print Name:_______________	Title:_________________

Residence Address

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EXHIBIT A

2003 SHARE OPTION PLAN

EXERCISE NOTICE

NAME OF COMPANY

___________________________
[Address]

Attention: President

1. Exercise of Option. Effective as of today, ___________, ____, the undersigned ("Optionee") hereby elects to exercise Optionee's Option to purchase _________ Shares under and pursuant to the terms and conditions of the 2003 Share Option Plan (the "Plan") and the Option Agreement dated ________, __ (the "Option Agreement").

2. Delivery of Payment. The Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3. Optionee's Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an Investment Representation Statement in the form attached hereto as Exhibit C.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Shares shall be issued to Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance.

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5. Proxy. Upon issuance of the Restricted Shares to Optionee, Optionee shall execute an irrevocable proxy in favour of _______________, or his designate, in the form attached hereto as Exhibit B, which shall be of no force or effect upon the earlier of: (i) consummation of the Company's Initial Public Offering ("IPO"); or (ii) _____ (___) years from the Date of Grant.

6. Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Holder has to comply with right of first refusal provisions in the Company's Certificate of Incorporation, or any relevant agreement. If the Company's Certificate of Incorporation do not contain a right of first refusal provisions that applies to the Shares, (i) the Company, if permitted by Applicable Law; (ii) if the Company is not permitted by Applicable Law, then any Affiliate of the Company designated by a unanimous decision is reached by the Board of Directors; or (iii) if no unanimous decision is reached by the Board of Directors, then the Company existing shareholders, pro rata in accordance with their shareholding (the “Repurchaser(s)”) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Repurchaser.

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Repurchaser may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price ("Purchase Price") for the Shares purchased by the Repurchaser under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Repurchaser, in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Repurchaser, or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Repurchaser as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any Applicable Laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Repurchaser shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

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(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the first sale of Shares to the general public pursuant to a registration statement filed with and declared effective by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended.

7. Bring-along. If, prior to the closing of the Company's IPO , (i) 75% or more of the outstanding shares of the Company are to be sold or (ii) upon a merger, consolidation or reorganization of the Company, the outstanding shares of the Company are to be exchanged for shares of another company, then each Optionee shall be obliged to sell or exchange, as the case may be, the Shares held by such Optionee upon the same terms and conditions as the other shareholders of the Company, all in accordance with the instructions then issued by the Board and with the provisions of Section 102.

8. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company or any Parent or Subsidiary for any tax advice.

9. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

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THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records ESOP.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

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11. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

12. Governing Law; Severability. This agreement is governed by and construed and enforced in accordance with the laws of the state of Israel, without giving effect to the principles of conflict of laws.

13. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE	Wintegra Inc.
_______________________________	_______________________________
Signature	By

_______________________________	_______________________________
Print Name	Title

Address:	Address:

_______________________________	_______________________________
_______________________________	_______________________________

Date Received

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EXHIBIT B

IRREVOCABLE PROXY

The undersigned, a shareholder of Wintegra Inc. (the “Company”), hereby irrevocably appoints and constitutes ______________ or his designate as proxy to vote all the Shares of the Company held by the undersigned, in the name and place of undersigned, with all powers which the undersigned would possess if personally present, at any stockholders meeting of the Company and at any adjournment thereof, or in any action taken by the Company by written consent of its shareholders, at any time from the date hereof until the earlier of: (i) consummation of the Company's Initial Public Offering; or (ii) _______ (__) years from the Date of Grant.

BY ITS SIGNATURE BELOW, THE UNDERSIGNED REPRESENTS THAT IT IS VOLUNTARILY EXECUTING THIS IRREVOCABLE PROXY, AFTER HAVING AN ADEQUATE OPPORTUNITY TO REVIEW IT AND SEEK ADVICE OF LEGAL COUNSEL. THE UNDERSIGNED UNDERSTANDS THE SCOPE AND CONSEQUENCES OF EXECUTING THIS IRREVOCABLE PROXY.

_________ day of ______________, 2003

_______________________________
Name of Shareholder

By: ____________________________

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EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	WINTEGRA INC.

SECURITY:	SHARES OF THE COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

(b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

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(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date: _____________________________,

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WINTEGRA INC.
2003 SHARE OPTION PLAN

NOTICE OF OPTION GRANT

Unless otherwise defined herein, the terms defined in the 2003 Share Option Plan (the “Plan”) of Wintegra Inc. (the “Company”) shall have the same meaning in this Notice of Option Grant.

The undersigned Optionee has been granted Option to purchase Shares, subject to the terms and conditions of the Plan, the Option Agreement, the Trust Agreement (as defined below), Section 3(i) and Section 102 of the Israeli Income Tax Ordinance (New Version), 1961 (the "Tax Ordinance") and the regulations promulgated thereunder, including the Income Tax Rules (Tax Benefits in Stock Issuance to Employees) 2003 as may be amended from time to time and any regulations, rules, orders or procedures promulgated thereunder (“Section 3(i)”, "Section 102" and the "Rules", respectively), as follows:

Name of the Optionee:

Address:

Grant Number:

Date of Grant:

Designation:	o Capital Gain Track o Employment Income Track o Non Trustee Track o 3(i) Option

Total Number of Options Granted:

Exercise Price Per Share

Total Exercise Price:

Term/Expiration Date:

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Vesting Schedule:

Subject to the provisions of the Plan, this Option shall become exercisable by Optionee in instalments according to the following vesting schedule: 25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to Optionee's continuing to be a Service Provider on such dates.
For avoidance of doubt, vesting shall be suspended during any unpaid leave.

Termination Period:

In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

In the event that Optionee’s relationship as a Service Provider with the Company should terminate, the outstanding vested Options on the date of such termination, shall be exercisable for (i) thirty (30) days after such termination (except by reason of death or disability, or by reason of Cause as defined in the Plan); or (ii) twelve (12) months after such termination by reason of Optionee's death or disability.

Notwithstanding the above, if Optionee should be discharged as a Service Provider of the Company for reasons of Cause (as defined in the Plan), the entire unexercised Option (whether vested or not) shall terminate.

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WINTEGRA INC.
2003 SHARE OPTION PLAN

OPTION AGREEMENT

Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the 2003 Share Option Plan (the “Plan”) of Wintegra Inc. (the “Company”).

1. Grant of Option.

(a) The Plan, as approved by the Company for use by the Company, is intended to qualify as an Option Plan within the meaning of the Section 102 and/or Section 3(i) of the Ordinance. To the extent required by Applicable Law, the Company shall apply to the Israeli Income Tax Commissioner for his approval to apply the Company’s Election to the Plan and for approval of the Trustee (as defined below). For the avoidance of doubt, the grant of Options under Section 102 Capital Gain Track or Section 102 Employment Income Track is subject to (i) the approval of the Plan by the Israeli Income Tax Commissioner, (ii) filing the Company’s Election with the Israeli Income Tax Commissioner at least thirty (30) days before the date grant of Options. Grants of Option will be made pursuant to: (a) Section 102; and to the extent required (b) the Trust Agreement (as defined below), or pursuant to Section 3(i), in addition to being made pursuant to the provisions of the Plan and this Agreement.

(b) In the event of Options under Section 102 Capital Gain Track or Section 102 Employment Income Track and subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants the Trustee (as defined below), for the benefit of the Optionee named in the Notice of Grant (the "Optionee"), (i) an option qualified as Section 102 Capital Gain Track Option; or (ii) an option qualified as Section 102 Employment Income Track Option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"); or (ii) shares of common stock of the Company (the “Common Stock”).

(c) With respect to Options under Section 102 Capital Gain Track or Section 102 Employment Income Track the Company has entered into a Trust Agreement (the "Trust Agreement") with Ayal Shenhav & Co. Law Offices (the "Trustee"). Under the conditions of Section 102 Capital Gain Track, the Option shall be issued to the Trustee and held in trust for the benefit of Optionee for a period of no less than two years from the end of the taxable year of the date of the grant. Under the conditions of Section 102 Employment Income Track, the Option shall be issued to the Trustee and held in trust for the benefit of Optionee for a period of no less than one year from the end of the taxable year of the date of the grant. After the Restricted Period, the Trustee shall release the Option to Optionee only after (i) the receipt by the Trustee of an acknowledgment from the Income Tax Authority that Optionee has paid any applicable tax due pursuant to the Ordinance and the Rules, or (ii) the Trustee withholds any applicable tax due pursuant to the Ordinance and Rules.

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(d) Unless otherwise expressly stated herein, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail. In addition, in the event of a conflict between the terms and conditions of the Plan or of this Option Agreement and any provision of the Ordinance, Rules or the Trust Agreement, the latter shall govern and prevail.

2. Issuance to Trustee and Restricted Period.

(a) Letter of Issuance. An instrument reflecting the Option grant will be issued to the Trustee as required to qualify under Section 102 Capital Gain Track or under Section 102 Employment Income Track, in order that the Trustee will hold the Option in trust for the benefit of Optionee.

(b) Restricted Period. In accordance with the requirements of Section 102 Capital Gain Track and Section 102 Employment Income Track, the Trustee has agreed to hold the Letter of Issuance, or the Shares to be issued upon exercise of the Option, as the case may be, for the Restricted Period (unless Section 102 is amended and allows for a shorter holding period in which case such shorter holding period shall apply) (the "Restricted Period"). In the event that Optionee elects to exercise his Option during the Restricted Period, the Company shall provide the Trustee with the Share Certificate in the name of the Trustee, for the benefit of Optionee, in order that the Trustee will hold it until no sooner than the end of the Restricted Period.

(c) End of Restricted Period. To the extent permitted by law, upon the termination of the Restricted Period, Optionee shall be entitled to receive from the Trustee the Shares acquired in the exercise of the Option and/or shall be entitled to sell the Shares thereby obtained, subject to the other terms and conditions of this Agreement, the Plan and Section 102, including the provisions relating to the payment of tax set forth below.

3. Non-Transferability of Options and Shares.

(a) This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

(b)  The transfer of the Common Stock to be issued upon exercise of the Options shall be subject to the limitations set forth in the Plan and in the Certificate of Incorporation of the Company and in any other relevant stockholder’s agreements of the Company.

(c) Subject to the provisions of Section 102 and the Rules, Optionee shall not sell or release from trust any Share received upon exercise of Options under Section 102, including, without limitation, bonus shares, until the end of the Restricted Period required.

4. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan, the terms of this Option, the Trust Agreement, if applicable and the provisions of Section 102 and/or Section 3(i)under the Ordinance and the Rules.

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5. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan, this Option Agreement and the Trust Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A to this Agreement (the "Exercise Notice"). In addition, Optionee hereby agrees to sign any and all documents required by law and/or the Trustee. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price for the number of Shares to be purchased. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

NO SHARES SHALL BE ISSUED PURSUANT TO THE EXERCISE OF AN OPTION UNLESS SUCH ISSUANCE AND SUCH EXERCISE COMPLY WITH APPLICABLE LAW.

(c)  If any law or regulation requires the Company to take any action with respect to the Shares specified in such notice before the issuance thereof, then the date of their issuance shall be extended for the period necessary to take such action. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

(d) To the extent permitted by law, the Shares shall be issued to the Trustee and the Trustee will transfer the Shares to Optionee upon demand, but in no event earlier than the Restricted Period.

(e) In the event a share dividend is declared on Shares, such dividend shall also be subject to the provisions of Section 102 and the Restricted Period for such dividend shares shall be measured from the commencement of the Restricted Period for the Option, from which the dividend was declared.

(f) Method of Payment. Payment of the aggregate Exercise Price shall be made in New Israeli Shekel ("NIS") at the Representative Rate of Exchange for the U.S. dollar published by the Bank of Israel on the day prior to the date of actual payment, or if permissible by law the payment may also be made in U.S. Dollars, by any of the following, or a combination thereof, at the election of the Company:

(1) cash; or

(2) check; or

(3) promissory note.

(4) any other method as determined by the Board

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(g) Notification to Trustee. The Company will notify the Trustee of any exercise of the Option as set forth in the Exercise Notice. If such notification is delivered during the Restricted Period, the Shares issued upon the exercise of the Option shall be issued directly to the Trustee on behalf of Optionee, and shall be held by the Trustee in trust on behalf of Optionee. In the event that such notification is delivered after the Restricted Period, the Shares issued upon the exercise of the Option shall be transferred either to the Trustee or to Optionee directly, at the election of Optionee; provided, however, that in the event the Optionee elects to receive the Shares directly to his possession, the transfer thereof shall be subject to the payment of the tax liability by the Optionee.

6. Restrictions on Exercise.

(a) This Option may not be exercised until such time as the Plan has been approved by the Board of the Company and/or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of Applicable Law.

(b) Notwithstanding any provisions of the Plan and this Agreement and subject to Applicable Law, in the event that Optionee exercises his/her Options prior to the lapse of the Restricted Period he or she shall become liable to other tax implications, according to the provisions of Section 102. In such case Optionee shall bear all related expenses.

Notwithstanding the above, the Trustee shall continue to hold the Options for the remainder of the Restricted Period under Section 102.

7. Optionee's Representations. In the event the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and the Company shall have effected an initial public offering of its securities under the Securities Act at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company any document as may be required under Applicable Law.

8. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

9. Right of First Refusal and Bring-Along Provisions Prior to the consummation of the Company's initial public offering, Optionee is required to comply with the right of first refusal provisions and bring along provisions Company’s incorporation documents, including without limitation, the Certificate of Incorporation, the Right of First Refusal and Co-Sale Agreement of the Company.

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10. Tax Consequences. Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the grant and/or exercise and/or release of the Options and the sale and/or release of Shares issued upon the exercise of the Options and/or from any other event or act (whether of the Optionee or of the Company or its Affiliates or of its Trustee), will be borne solely by the Optionee, and Optionee will be solely liable for all such taxes, fees and other liabilities. The Company and/or the Trustee shall withhold taxes according to the requirements under the Applicable Laws, rules, and regulations, including withholding taxes at source.

Furthermore, such Optionee shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

Except as otherwise required by law, the Company and/or the Trustee shall not be obligated to honor the exercise of any Option by or on behalf of an Optionee until all tax consequences (if any) arising from the exercise of such Options are resolved in a manner reasonably acceptable to the Company.

THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THEREFORE, OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a)  Optionee hereby acknowledges that he is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including, without limitation, the tax implications. Optionee accepts the Trust Agreement signed between the Company and the Trustee.

(b) Notwithstanding any provisions of the Plan and this Agreement and subject to Applicable Law, in the event that: (i) the Company or its Affiliates or the Optionee fails to comply with one or more of the conditions required to be maintained by Section 102; or (ii) the Income Tax Authority withdraws or cancels the approval for the Plan or for the particular Optionee , then the tax implications pursuant to Section 102 will no longer apply.

(c) Receipt of Shares from Trustee. In the event that at the end of the Restricted Period, Optionee chooses to have the Shares, which were issued upon the exercise of the Option, released by the Trustee and delivered to Optionee without selling such Shares, Optionee shall immediately become liable to pay taxes at the rate prescribed by law.

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11. Optionee's Representations

(a) To the extent required by law, Optionee represents and confirms that in the event a share dividend will be declared on his or hers Shares, such dividend shall be deposited with the Trustee and shall also be subject to the provisions of Section 102 and the Restricted Period for such dividend shares shall include the Restricted Period of the Option related to the Shares upon which the share dividend was declared.

(b) Subject to Applicable Law, in the event the Shares are registered on any stock exchange, Optionee represents and confirms that he or she shall be obligated to immediately notify the Company and the Trustee of his or her request as to the sale of his or her Shares. Nothing herein shall obligate the Company to register its shares or any portion of its shares on a stock exchange.

(c) Subject to Applicable Law, in the event the Shares are registered on any stock exchange, Optionee acknowledges that he or she shall be required to pay any applicable tax promptly at such time as described in Section 10 above, in accordance with the provisions of Section 102.

Notwithstanding the above, the Trustee shall continue to hold the Option and/or Shares for the remainder of the Restricted Period under Section 102 of the Ordinance.

12. Indemnification

The Optionee hereby represents, confirms and acknowledges the following:

(a) The Trustee shall not be liable for any action or omission taken on his part in connection with the Plan, this Option Agreement and the Trust Agreement, provided that the Trustee acted reasonably and in good faith.

(b) The Optionee shall be liable to indemnify the Trustee with respect to any loss, damage or expense caused to the Trustee as a result of or in consequence of performance of its duties as a Trustee.

13. Entire Agreement; Governing Law. The Plan and the Trust Agreement are incorporated herein by reference. The Plan, the Trust Agreement and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by and construed and enforced in accordance with the laws of the state of Israel, without giving effect to the principles of conflict of laws.

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14. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED RELATIONSHIP AS SERVICE PROVIDER AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP WITH COMPANY AT ANY TIME, WITH OR WITHOUT CAUSE.

9

Optionee represents that he or she is familiar with the terms and provisions of the Plan and the Trust Agreement, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan, the Trust Agreement and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee represents and confirms that the Ordinance and Rules, as shall be in effect from time to time, as well as the Trust Agreement, are binding upon him or her and that he or she shall comply with them. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	Wintegra Inc.:

Signature:_________________	By:__________________

Print Name:_______________	Title:_________________

Residence Address

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EXHIBIT A

2003 SHARE OPTION PLAN

EXERCISE NOTICE

NAME OF COMPANY

___________________________
[Address]

Attention: President

1. Exercise of Option. Effective as of today, ___________, ____, the undersigned ("Optionee") hereby elects to exercise Optionee's Option to purchase _________ Shares under and pursuant to the terms and conditions of the 2003 Share Option Plan (the "Plan") and the Option Agreement dated ________, __ (the "Option Agreement").

2. Delivery of Payment. The Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3. Optionee's Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an Investment Representation Statement in the form attached hereto as Exhibit C.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Shares shall be issued to Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance.

5. Proxy. Upon issuance of the Restricted Shares to Optionee, Optionee shall execute an irrevocable proxy in favour of _______________, or his designate, in the form attached hereto as Exhibit B, which shall be of no force or effect upon the earlier of: (i) consummation of the Company's Initial Public Offering ("IPO"); or (ii) _____ (___) years from the Date of Grant.
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6. Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Holder has to comply with right of first refusal provisions in the Company's Certificate of Incorporation, or any relevant agreement. If the Company's Certificate of Incorporation do not contain a right of first refusal provisions that applies to the Shares, (i) the Company, if permitted by Applicable Law; (ii) if the Company is not permitted by Applicable Law, then any Affiliate of the Company designated by a unanimous decision is reached by the Board of Directors; or (iii) if no unanimous decision is reached by the Board of Directors, then the Company existing shareholders, pro rata in accordance with their shareholding (the “Repurchaser(s)”) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Repurchaser.

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Repurchaser may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price ("Purchase Price") for the Shares purchased by the Repurchaser under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Repurchaser, in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Repurchaser, or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Repurchaser as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any Applicable Laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Repurchaser shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

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(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the first sale of Shares to the general public pursuant to a registration statement filed with and declared effective by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended.

7. Bring-along. If, prior to the closing of the Company's IPO , (i) 75% or more of the outstanding shares of the Company are to be sold or (ii) upon a merger, consolidation or reorganization of the Company, the outstanding shares of the Company are to be exchanged for shares of another company, then each Optionee shall be obliged to sell or exchange, as the case may be, the Shares held by such Optionee upon the same terms and conditions as the other shareholders of the Company, all in accordance with the instructions then issued by the Board and with the provisions of Section 102.

8. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company or any Parent or Subsidiary for any tax advice.

9. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

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THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records ESOP.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

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11. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

12. Governing Law; Severability. This agreement is governed by and construed and enforced in accordance with the laws of the state of Israel, without giving effect to the principles of conflict of laws.

13. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE	Wintegra Inc.

________________________	________________________
Signature	By

________________________	________________________
Print Name	Title

Address:	Address:

________________________	________________________
________________________	________________________

Date Received

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EXHIBIT B

IRREVOCABLE PROXY

The undersigned, a shareholder of Wintegra Inc. (the “Company”), hereby irrevocably appoints and constitutes ______________ or his designate as proxy to vote all the Shares of the Company held by the undersigned, in the name and place of undersigned, with all powers which the undersigned would possess if personally present, at any stockholders meeting of the Company and at any adjournment thereof, or in any action taken by the Company by written consent of its shareholders, at any time from the date hereof until the earlier of: (i) consummation of the Company's Initial Public Offering; or (ii) _______ (__) years from the Date of Grant.

BY ITS SIGNATURE BELOW, THE UNDERSIGNED REPRESENTS THAT IT IS VOLUNTARILY EXECUTING THIS IRREVOCABLE PROXY, AFTER HAVING AN ADEQUATE OPPORTUNITY TO REVIEW IT AND SEEK ADVICE OF LEGAL COUNSEL. THE UNDERSIGNED UNDERSTANDS THE SCOPE AND CONSEQUENCES OF EXECUTING THIS IRREVOCABLE PROXY.

_______ day of ______________, 2003

______________________________
Name of Shareholder

By: ________________________

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EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	WINTEGRA INC.

SECURITY:	SHARES OF THE COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

(b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

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(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date: _________________________________,

18

WINTEGRA INC.
2003 SHARE OPTION PLAN

OPTION AGREEMENT
(U.S./REST OF THE WORLD)

Unless otherwise defined herein, terms defined in the 2003 Share Option Plan (the “Plan”) of Wintegra, Inc. (the “Company”) shall have the same meanings in this Option Agreement.

I.  NOTICE OF OPTION GRANT

Name:	_______________________________
Address:	_______________________________
_______________________________
Residence:	_______________________________

The undersigned Optionee has been granted an Option to purchase Shares, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number	_____________________
Date of Grant	_____________________
Vesting Commencement Date	_____________________
Exercise Price per Share*	$____________________
Total Number of Shares Granted	_____________________
Total Exercise Price	$____________________

Option intended to qualify as a
Non-Qualified Stock Option
(“NQSO”).

Other

Term/Expiration Date:   ______________________

Vesting Schedule:

A. Conventional Vesting Schedule. This Option shall become exercisable by Optionee in installments according to the following vesting schedule: 25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to Optionee's continuing to be a Service Provider on such dates.

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Termination Period:

In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

In the event that Optionee's employment with the Company should terminate, this Option shall be exercisable, unless extended by the Administrator, for thirty (30) days after such termination (except by reason of death or disability, or by reason of Cause as defined in the Plan).

In the event that Optionee’s relationship with the Company should terminate by reason of Optionee's death or permanent disability (as defined in Section 22(e)(3) of the Code), the outstanding vested Option at the time of such termination shall remain exercisable until the Expiration Date. Notwithstanding the above, the successors and/or heirs and/or any other beneficiaries according to an Applicable Law, shall be entitled to a twelve (12) months acceleration of the outstanding Options not vested.

In the case of an ISO, if such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, such ISO shall be treated for tax purposes as an NSO.

Notwithstanding the above, if Optionee is discharged from the employ of the Company for reasons of Cause, as defined in the Plan , the entire unexercised Option (whether vested or not) shall ipso facto terminate.

For purposes of an ISO, an employee shall cease to be an Employee if any leave of absence approved by the Company exceeds ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract; if such reemployment is not so guaranteed, on the 181st day of such leave any ISO held by Optionee shall be treated for tax purposes as a NSO.

II. AGREEMENT

1. Grant of Option.

(a) Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the individual named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”).

(b) Unless expressly stated otherwise, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

(c) In the case of an ISO, the Option shall not be considered an ISO to the extent that the Fair Market Value of the Shares which may be purchased on exercise of the Option for the first time during any calendar year (under all plans of the Company and any Parent or Subsidiary of the Company) exceeds $100,000. For purposes of this Section 1(c), ISOs shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

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2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit B (the “Exercise Notice”). The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price for the number of Shares to be purchased. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. If any law or regulation requires the Company to take any action with respect to the Shares specified in such notice before the issuance thereof, then the date of their issuance shall be extended for the period necessary to take such action. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3. Optionee's Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an Investment Representation Statement in the form attached hereto as Exhibit C.

4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee:

(a) cash or check; or

(b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan.

6. Restrictions on Exercise. This Option may not be exercised if the issuance of Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of Applicable Laws.

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7. Non Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee, unless approval in writing is obtained from the Board of Directors (“BOD Approval”). BOD Approval shall only be available for a transfer to a trust for the benefit of Optionee’s immediate family: spouse, children, parents or siblings (“Family Trust”). Upon any other attempt to transfer, assign, pledge or otherwise dispose of this Option, except as expressly permitted in this Section 7, this Option shall immediately terminate and become null and void. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant. In the case of an ISO granted to an Optionee who, at the time the Option is granted, owns shares representing more than ten (10) percent of the voting power of all classes of shares of the Company or any Parent or Subsidiary thereof, the term of the Option shall be no more than five (5) years from the date of grant.

9. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the U.S. federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. For example, an Optionee who is an Israeli resident is subject to income taxation in Israel. THEREFORE, OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a) Exercise of ISO. If the case of an ISO, the exercise of the Option will not be subject to U.S. federal income tax, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal income tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.

(b) Exercise of NSO. The exercise of an NSO may be subject to U.S. federal income tax liability (at ordinary tax rates) upon the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(c)  Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for U.S. federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and for at least two years after the date of grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the date of grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain.

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10. Non U.S. Optionees. Any non U.S. Optionee hereby acknowledges and accepts that any tax consequences arising from the grant or exercise of any option, from the payment for shares covered thereby or from any other event or act (of the Company and/or its Affiliates, or the Optionee) hereunder shall be borne solely by the Optionee. The Company advises any Non U.S. Optionee to consult with a tax expert regarding the tax consequences arising from the grant or exercise of any option, from the payment for shares covered thereby or from any other event or act (of the Company and/or its Affiliates, or the Optionee) and takes no responsibility to such tax consequences.

11. Notice of Disqualifying Disposition of ISO Shares. In the case of an ISO, if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the date of grant, or (2) the date one year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee.

12. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee's interest except by means of a writing signed by the Company and Optionee. This Agreement is governed by and construed and enforced in accordance with the laws of the state of Delaware, without giving effect to the principles of conflict of laws.

13. No Guarantee of Continued Service. Optionee acknowledges and agrees that the vesting of shares pursuant to the Vesting Schedule hereof is earned only by continuing as a Service Provider at the will of the Company or any Parent or Subsidiary of the Company. Optionee further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the Vesting Schedule set forth herein do not constitute an express or implied promise of continued engagement as a Service Provider of the Company and shall not interfere in any way with Optionee's right, or the right of the Company or any Parent or Subsidiary of the Company, to terminate Optionee's relationship as a Service Provider at any time, with or without cause.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

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OPTIONEE	WINTEGRA INC.

_______________________________	_______________________________
Signature	By

_______________________________	_______________________________
Print Name	Title

Residence Address

6

EXHIBIT A

THIS EXHIBIT IS A PLACEHOLDER ONLY. PLEASE IGNORE.

7

EXHIBIT B

2003 SHARE OPTION PLAN

EXERCISE NOTICE
Wintegra Inc.
[Address]
Attention: Secretary

1. Exercise of Option. Effective as of today, the undersigned (“Optionee”) hereby elects to exercise an option to purchase _________ Shares under and pursuant to the 2003 Share Option Plan (the “Plan”) and the Option Agreement between Optionee and the Company dated ______ (the “Option Agreement”).

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no rights as a shareholder shall exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Shares shall be issued to Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other shareholder right for which the record date is prior to the date of issuance except as provided in Section 10 of the Plan.

5.  Proxy. Upon issuance of the Shares to Optionee, Optionee shall execute an irrevocable proxy in favor of the Company's Chief Financial Officer (“CFO”) or Chief Operation Officer (“COO”), as shall be determined by the Board, in the form attached hereto as Exhibit D shall be of no force or effect upon the earlier of: (i) consummation of the Company's initial public offering; or (ii) a Change of Control of the Company (as such term is defined in the Plan), in which the successor company is a publicly traded company. Such proxy will be used only after the CFO or the COO, as the case may be, will consult with the Company's Employees.

6. Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Holder is required to comply with the right of first refusal provisions in the Right of First Refusal and Co-Sale Agreement of the Company.

7. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company or any Parent or Subsidiary for any tax advice.

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8. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

9. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9

10. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

11. Governing Law; Severability. This Agreement is governed by and construed and enforced in accordance with the laws of the state of Delaware, without giving effect to the principles of conflict of laws.

12. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

WINTEGRA INC.

______________________________	______________________________
Signature:	By:

______________________________	______________________________
Print Name:	Title:

Address:	Address:

Date Received:

10

EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	WINTEGRA INC.

SECURITY:	SHARES OF THE COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

11

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker's transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date: __________________________,

12

Exhibit D

IRREVOCABLE PROXY

The undersigned, a shareholder of Wintegra, Inc. (the “Company”), hereby irrevocably appoints and constitutes _________________________ the Company's Chief Financial Officer (“CFO”)/Chief Operation Officer (“COO”) (mark the appropriate) as proxy to vote all the shares of the Company held by the undersigned, in the name and place of undersigned, with all powers which the undersigned would possess if personally present, at any stockholders meeting of the Company and at any adjournment thereof, or in any action taken by the Company by written consent of its shareholders, at any time from the date hereof until the earlier of: (i) consummation of the Company's initial public offering; or (ii) a Change of Control (as defined in the Plan) of the Company (as such term is hereunder), in which the successor company is a publicly traded company. The CFO or the COO, as the case may be, shall use such voting rights only after consulting with the Company's Employees.

BY ITS SIGNATURE BELOW, THE UNDERSIGNED REPRESENTS THAT IT IS VOLUNTARILY EXECUTING THIS IRREVOCABLE PROXY, AFTER HAVING AN ADEQUATE OPPORTUNITY TO REVIEW IT AND SEEK ADVICE OF LEGAL COUNSEL. THE UNDERSIGNED UNDERSTANDS THE SCOPE AND CONSEQUENCES OF EXECUTING THIS IRREVOCABLE PROXY.

____________ day of ______________, 200

___________________________________
Name of Shareholder

By: ________________________________

13

WINTEGRA INC.
2003 SHARE OPTION PLAN

OPTION AGREEMENT
(U.S.)

Unless otherwise defined herein, terms defined in the 2003 Share Option Plan (the “Plan”) of Wintegra, Inc. (the “Company”) shall have the same meanings in this Option Agreement.

I.  NOTICE OF OPTION GRANT

Name:	___________________________
Address:	___________________________
___________________________

The undersigned Optionee has been granted an Option to purchase Shares, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number	_____________________
Date of Grant	_____________________
Vesting Commencement Date	_____________________
Exercise Price per Share*	$____________________
Total Number of Shares Granted	_____________________
Total Exercise Price	$____________________

Option intended to qualify as a
Non-Qualified Stock Option
(“NQSO”).

Term/Expiration Date:	_____________________

Vesting Schedule:

A. Conventional Vesting Schedule. This Option shall become exercisable by Optionee in installments according to the following vesting schedule: 25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to Optionee's continuing to be a Service Provider on such dates.

Termination Period:

In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

In the event that Optionee's employment with the Company should terminate, this Option shall be exercisable, unless extended by the Administrator, for thirty (30) days after such termination (except by reason of death or disability, or by reason of Cause as defined in the Plan).

In the event that Optionee’s relationship with the Company should terminate by reason of Optionee's death or permanent disability (as defined in Section 22(e)(3) of the Code), the outstanding vested Option at the time of such termination shall remain exercisable until the Expiration Date. Notwithstanding the above, the successors and/or heirs and/or any other beneficiaries according to an Applicable Law, shall be entitled to a twelve (12) months acceleration of the outstanding Options not vested.

In the case of an ISO, if such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, such ISO shall be treated for tax purposes as an NSO.

Notwithstanding the above, if Optionee is discharged from the employ of the Company for reasons of Cause, as defined in the Plan , the entire unexercised Option (whether vested or not) shall ipso facto terminate.

For purposes of an ISO, an employee shall cease to be an Employee if any leave of absence approved by the Company exceeds ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract; if such reemployment is not so guaranteed, on the 181st day of such leave any ISO held by Optionee shall be treated for tax purposes as a NSO.

II. AGREEMENT

1. Grant of Option.

(a) Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the individual named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”).

(b) Unless expressly stated otherwise, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

(c) In the case of an ISO, the Option shall not be considered an ISO to the extent that the Fair Market Value of the Shares which may be purchased on exercise of the Option for the first time during any calendar year (under all plans of the Company and any Parent or Subsidiary of the Company) exceeds $100,000. For purposes of this Section 1(c), ISOs shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

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(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit B (the “Exercise Notice”). The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price for the number of Shares to be purchased. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. If any law or regulation requires the Company to take any action with respect to the Shares specified in such notice before the issuance thereof, then the date of their issuance shall be extended for the period necessary to take such action. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3. Optionee's Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an Investment Representation Statement in the form attached hereto as Exhibit C.

4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee:

(a) cash or check; or

(b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan.

6. Restrictions on Exercise. This Option may not be exercised if the issuance of Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of Applicable Laws.

7. Non Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee, unless approval in writing is obtained from the Board of Directors (“BOD Approval”). BOD Approval shall only be available for a transfer to a trust for the benefit of Optionee’s immediate family: spouse, children, parents or siblings (“Family Trust”). Upon any other attempt to transfer, assign, pledge or otherwise dispose of this Option, except as expressly permitted in this Section 7, this Option shall immediately terminate and become null and void. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

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8. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant. In the case of an ISO granted to an Optionee who, at the time the Option is granted, owns shares representing more than ten (10) percent of the voting power of all classes of shares of the Company or any Parent or Subsidiary thereof, the term of the Option shall be no more than five (5) years from the date of grant.

9. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the U.S. federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. For example, an Optionee who is an Israeli resident is subject to income taxation in Israel. THEREFORE, OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a) Exercise of ISO. If the case of an ISO, the exercise of the Option will not be subject to U.S. federal income tax, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal income tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.

(b) Exercise of NSO. The exercise of an NSO may be subject to U.S. federal income tax liability (at ordinary tax rates) upon the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(c)  Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for U.S. federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and for at least two years after the date of grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the date of grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain.

10. Notice of Disqualifying Disposition of ISO Shares. In the case of an ISO, if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the date of grant, or (2) the date one year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee.

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11. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee's interest except by means of a writing signed by the Company and Optionee. This Agreement is governed by and construed and enforced in accordance with the laws of the state of Delaware, without giving effect to the principles of conflict of laws.

12. No Guarantee of Continued Service. Optionee acknowledges and agrees that the vesting of shares pursuant to the Vesting Schedule hereof is earned only by continuing as a Service Provider at the will of the Company or any Parent or Subsidiary of the Company. Optionee further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the Vesting Schedule set forth herein do not constitute an express or implied promise of continued engagement as a Service Provider of the Company and shall not interfere in any way with Optionee's right, or the right of the Company or any Parent or Subsidiary of the Company, to terminate Optionee's relationship as a Service Provider at any time, with or without cause.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE	WINTEGRA INC.

_______________________________	_______________________________
Signature	By

_______________________________	_______________________________
Print Name	Title

Residence Address

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EXHIBIT A

THIS EXHIBIT IS A PLACEHOLDER ONLY. PLEASE IGNORE.

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EXHIBIT B

2003 SHARE OPTION PLAN

EXERCISE NOTICE
Wintegra Inc.
[Address]
Attention: Secretary

1. Exercise of Option. Effective as of today, the undersigned (“Optionee”) hereby elects to exercise an option to purchase _________ Shares under and pursuant to the 2003 Share Option Plan (the “Plan”) and the Option Agreement between Optionee and the Company dated _______________ (the “Option Agreement”).

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no rights as a shareholder shall exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Shares shall be issued to Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other shareholder right for which the record date is prior to the date of issuance except as provided in Section 10 of the Plan.

5.  Proxy. Upon issuance of the Shares to Optionee, Optionee shall execute an irrevocable proxy in favor of the Company's Chief Financial Officer (“CFO”) or Chief Operation Officer (“COO”), as shall be determined by the Board, in the form attached hereto as Exhibit D shall be of no force or effect upon the earlier of: (i) consummation of the Company's initial public offering; or (ii) a Change of Control of the Company (as such term is defined in the Plan), in which the successor company is a publicly traded company. Such proxy will be used only after the CFO or the COO, as the case may be, will consult with the Company's Employees.

6. Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Holder is required to comply with the right of first refusal provisions in the Right of First Refusal and Co-Sale Agreement of the Company.

7. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company or any Parent or Subsidiary for any tax advice.

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8. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

9. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

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10. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

11. Governing Law; Severability. This Agreement is governed by and construed and enforced in accordance with the laws of the state of Delaware, without giving effect to the principles of conflict of laws.

12. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

WINTEGRA INC.

____________________________	____________________________
Signature:	By:

____________________________	____________________________
Print Name:	Title:

Address:	Address:

Date Received:

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EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	WINTEGRA INC.

SECURITY:	SHARES OF THE COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

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(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker's transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date:__________________________,

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Exhibit D

IRREVOCABLE PROXY

The undersigned, a shareholder of Wintegra, Inc. (the “Company”), hereby irrevocably appoints and constitutes _________________________ the Company's Chief Financial Officer (“CFO”)/Chief Operation Officer (“COO”) (mark the appropriate) as proxy to vote all the shares of the Company held by the undersigned, in the name and place of undersigned, with all powers which the undersigned would possess if personally present, at any stockholders meeting of the Company and at any adjournment thereof, or in any action taken by the Company by written consent of its shareholders, at any time from the date hereof until the earlier of: (i) consummation of the Company's initial public offering; or (ii) a Change of Control (as defined in the Plan) of the Company (as such term is hereunder), in which the successor company is a publicly traded company. The CFO or the COO, as the case may be, shall use such voting rights only after consulting with the Company's Employees.

BY ITS SIGNATURE BELOW, THE UNDERSIGNED REPRESENTS THAT IT IS VOLUNTARILY EXECUTING THIS IRREVOCABLE PROXY, AFTER HAVING AN ADEQUATE OPPORTUNITY TO REVIEW IT AND SEEK ADVICE OF LEGAL COUNSEL. THE UNDERSIGNED UNDERSTANDS THE SCOPE AND CONSEQUENCES OF EXECUTING THIS IRREVOCABLE PROXY.

_________________day of ______________, 200

________________________________________
Name of Shareholder

By: _____________________________________

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WINTEGRA INC.
2003 SHARE OPTION PLAN

OPTION AGREEMENT
(U.S./REST OF THE WORLD)

Unless otherwise defined herein, terms defined in the 2003 Share Option Plan (the “Plan”) of Wintegra, Inc. (the “Company”) shall have the same meanings in this Option Agreement.

I.  NOTICE OF OPTION GRANT

Name:	____________________________
Address:	____________________________
____________________________
Residence:	____________________________

The undersigned Optionee has been granted an Option to purchase Shares, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number
Date of Grant
Vesting Commencement Date
Exercise Price per Share*	$
Total Number of Shares Granted
Total Exercise Price	$

Type of Option:	☐	Option intended to qualify as an incentive stock option (“ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (“Code”).

	☐	Option not intended to qualify as an Incentive Stock Option (“NSO”).

	☐	Other

Term/Expiration Date:

Vesting Schedule:

A. Conventional Vesting Schedule. This Option shall become exercisable by Optionee in installments according to the following vesting schedule: 25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to Optionee's continuing to be a Service Provider on such dates.

For avoidance of doubt, the vesting of Options shall cease during any unpaid leave.

B. Reverse Vesting Election. Alternatively, Optionee may elect that the following reverse vesting regime apply to some or all of the Shares subject to the Option: this Option shall be fully exercisable upon receipt by Optionee, except that Optionee shall be required, with respect to any Shares purchased pursuant to this Option, to enter into a Stock Purchase Agreement in the form attached as Exhibit A. Under the terms of this Stock Purchase Agreement, Shares purchased pursuant to Optionee’s exercise of the Option shall be held in escrow and released therefrom in accordance with the following schedule: 25% of the Shares in escrow shall be released twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to Optionee's continuing to be a Service Provider on such dates. Shares in escrow shall be subject to an irrevocable right of repurchase on the part of the Company at a price equal to the Exercise Price of the Option, as provided in the Stock Purchase Agreement. Optionee shall have ninety (90) days from the date of grant of the Option to elect that this reverse vesting regime apply to some or all of the Shares subject to this Option.

Termination Period:

In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

In the event that Optionee's employment with the Company should terminate, this Option shall be exercisable, unless extended by the Administrator, for thirty (30) days after such termination (except by reason of death or disability or by reason of Cause as defined in the Plan).

In the event that Optionee’s relationship with the Company should terminate by reason of Optionee's death or permanent disability (as defined in Section 22(e)(3) of the Code), the outstanding vested Option at the time of such termination shall remain exercisable until the Expiration Date. Notwithstanding the above, the successors and/or heirs and/or any other beneficiaries according to an Applicable Law, shall be entitled to a twelve (12) months acceleration of the outstanding Options not vested.

In the case of an ISO, if such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, such ISO shall be treated for tax purposes as an NSO.

Notwithstanding the above, if Optionee is discharged from the employ of the Company for reasons of Cause, as defined in the Plan, the entire unexercised Option (whether vested or not) shall ipso facto terminate.

For purposes of an ISO, an employee shall cease to be an Employee if any leave of absence approved by the Company exceeds ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract; if such reemployment is not so guaranteed, on the 181st day of such leave any ISO held by Optionee shall be treated for tax purposes as a NSO.

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II. AGREEMENT

1. Grant of Option.

(a) Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the individual named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”).

(b) Unless expressly stated otherwise, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

(c) In the case of an ISO, the Option shall not be considered an ISO to the extent that the Fair Market Value of the Shares which may be purchased on exercise of the Option for the first time during any calendar year (under all plans of the Company and any Parent or Subsidiary of the Company) exceeds $100,000. For purposes of this Section 1(c), ISOs shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit B (the “Exercise Notice”). The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price for the number of Shares to be purchased. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. If any law or regulation requires the Company to take any action with respect to the Shares specified in such notice before the issuance thereof, then the date of their issuance shall be extended for the period necessary to take such action. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3. Optionee's Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an Investment Representation Statement in the form attached hereto as Exhibit C.

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4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee:

(a) cash or check; or

(b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan.

6. Restrictions on Exercise. This Option may not be exercised if the issuance of Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of Applicable Laws.

7. Non Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee, unless approval in writing is obtained from the Board of Directors (“BOD Approval”). BOD Approval shall only be available for a transfer to a trust for the benefit of Optionee’s immediate family: spouse, children, parents or siblings (“Family Trust”). Upon any other attempt to transfer, assign, pledge or otherwise dispose of this Option, except as expressly permitted in this Section 7, this Option shall immediately terminate and become null and void. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant. In the case of an ISO granted to an Optionee who, at the time the Option is granted, owns shares representing more than ten (10) percent of the voting power of all classes of shares of the Company or any Parent or Subsidiary thereof, the term of the Option shall be no more than five (5) years from the date of grant.

9. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the U.S. federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. For example, an Optionee who is an Israeli resident is subject to income taxation in Israel. THEREFORE, OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a) Exercise of ISO. If the case of an ISO, the exercise of the Option will not be subject to U.S. federal income tax, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal income tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.

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(b) Exercise of NSO. The exercise of an NSO may be subject to U.S. federal income tax liability (at ordinary tax rates) upon the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(c)  Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for U.S. federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and for at least two years after the date of grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the date of grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain.

10. Non U.S. Optionees. Any non U.S. Optionee hereby acknowledges and accepts that any tax consequences arising from the grant or exercise of any option, from the payment for shares covered thereby or from any other event or act (of the Company and/or its Affiliates, or the Optionee) hereunder shall be borne solely by the Optionee. The Company advises any Non U.S. Optionee to consult with a tax expert regarding the tax consequences arising from the grant or exercise of any option, from the payment for shares covered thereby or from any other event or act (of the Company and/or its Affiliates, or the Optionee) and takes no responsibility to such tax consequences.

10. Notice of Disqualifying Disposition of ISO Shares. In the case of an ISO, if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the date of grant, or (2) the date one year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee.

11. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee's interest except by means of a writing signed by the Company and Optionee. This Agreement is governed by and construed and enforced in accordance with the laws of the state of Delaware, without giving effect to the principles of conflict of laws.

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12. No Guarantee of Continued Service. Optionee acknowledges and agrees that the vesting of shares pursuant to the Vesting Schedule hereof is earned only by continuing as a Service Provider at the will of the Company or any Parent or Subsidiary of the Company. Optionee further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the Vesting Schedule set forth herein do not constitute an express or implied promise of continued engagement as a Service Provider of the Company and shall not interfere in any way with Optionee's right, or the right of the Company or any Parent or Subsidiary of the Company, to terminate Optionee's relationship as a Service Provider at any time, with or without cause.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE	WINTEGRA INC.

Signature	By

Print Name	Title

Residence Address

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EXHIBIT A

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is entered into as of ________, 200_, between WINTEGRA, INC. (the “Company”) and ______________ (“Optionee”).

WHEREAS, the Company has issued to Optionee an option (the “Option”) to purchase shares of common stock of the Company (the “Shares”) pursuant to the Company’s 2003 Share Option Plan (the “Plan”) and the Option Agreement between Optionee and the Company dated _______ (the “Option Agreement”);

WHEREAS, Optionee desires to exercise the Option with respect to ______ Shares (the “Restricted Shares”);

WHEREAS, concurrent with the execution of this Agreement, Optionee has delivered to the Company a duly exercised Notice of Exercise with respect to such Restricted Shares; and

WHEREAS, Optionee desires to elect the reverse vesting regime with respect to the Restricted Shares pursuant to the Option Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and representations herein set forth, the Company and Optionee hereby agree as follows:

1.  Defined Terms. Unless defined otherwise herein, terms defined in the Plan or in the Option Agreement shall have the same meanings in this Agreement.

2.  Agreement to Purchase and Sell Restricted Shares. Optionee hereby agrees to purchase and the Company hereby agrees to sell the Restricted Shares pursuant to the Option Agreement and this Agreement.

3.  Company’s Right of Repurchase.

3.1
The Company shall have an irrevocable right to repurchase the Restricted Shares (the “Right of Repurchase”) from Optionee at a price equal to the Exercise Price paid by Optionee for the Restricted Shares.

3.2
The Company’s Right of Repurchase shall lapse with respect to 25% of the Restricted Shares twelve months after the Vesting Commencement Date, and shall lapse with respect to an additional 1/48 of the Restricted Shares each month thereafter, subject to Optionee's continuing to be a Service Provider on such dates. Upon the lapse of the Right of Repurchase with respect to Restricted Shares such Shares shall cease to be Restricted Shares.

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In the event that Optionee ceases to be a Service Provider of the Company, the Right of Repurchase shall remain in effect and cease to lapse with respect to all Restricted Shares then subject to the Right of Repurchase.

Notwithstanding the above, In the event that Optionee’s relationship with the Company should terminate by reason of Optionee's death or disability (as defined in Section 22(e)(3) of the Code), the Company's Right of Repurchase shall continue to lapse for twelve (12) more months and the successors and/or heirs and/or any other beneficiaries according to an Applicable Law, shall receive the Shares, which ceased to be restricted.

Notwithstanding the foregoing, if Optionee’s relationship with the Company is terminated for reasons of Cause (as defined in the Plan), all of the Shares subject to the Option shall again become subject to the Right of Repurchase.

4.  Exercise of Repurchase Right. The Right of Repurchase shall be exercisable by written notice delivered to Optionee, which notice shall set forth the number of Restricted Shares to be repurchased by the Company and the date on which the repurchase is to be effected. Payment by the Company to Optionee shall be made in cash or cash equivalents, by offset against any indebtedness to the Company owed by Optionee or by a combination of both. Upon delivery of notice and payment to Optionee, the Company shall become the legal and beneficial owner of the Restricted Shares being repurchased, and the Restricted Shares shall be transferred to the name of the Company.

5.  Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) that by reason of such transaction are distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. After each such transaction, appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase in order to reflect any change in the Company’s outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

6.  Change of Control. In the event of a merger of the Company with or into another company, or the sale of substantially all of the assets of the Company, the Right of Repurchase may be assigned to the successor company or a Parent or Subsidiary of the successor company. In the case of such assignment, the Right of Repurchase shall apply to the capital stock of the successor company or its Parent or Subsidiary, as the case may be, or such other consideration received in the merger or sale of assets by holders of Shares of the Company.

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7.  Escrow. Upon issuance of the Restricted Shares to Optionee, the certificates for such Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Section 5 herein shall immediately be delivered to the Company to be held in escrow, but only to the extent such property relates to the Restricted Shares. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to Optionee and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company’s exercise of its Right of Repurchase or (ii) released to Optionee upon the lapse of the Right of Repurchase with respect to such Shares.

8.  Proxy. Upon issuance of the Restricted Shares to Optionee, Optionee shall execute an irrevocable proxy in favor of the Company's Chief Financial Officer (“CFO”) or Chief Operation Officer (“COO”), as shall be determined by the Board, in the form attached hereto as Exhibit D which shall be of no force or effect upon the earlier of: (i) consummation of the Company's initial public offering; or (ii) a Change of Control of the Company (as such term is defined hereinabove), in which the successor company is a publicly traded company. Such proxy will be used only after the CFO or the COO, as the case may be, will consult with the Company's Employees.

9.  Restrictions on Transfer. Optionee shall not sell, assign, pledge, hypothecate, encumber or otherwise dispose of the Restricted Shares, unless approval in writing is obtained from the Board of Directors (“BOD Approval”). BOD Approval shall only be available for a transfer to a trust for the benefit of Optionee’s immediate family: spouse, children, parents or siblings (“Family Trust”). Upon any other attempt to transfer, assign, pledge or otherwise dispose of the Restricted Shares, except as expressly permitted in this Section 6, the Restricted Shares shall immediately terminate and become null and void. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee. Upon the lapse of the Right of Repurchase with respect to any Shares, such Shares shall be subject to the restrictions on transfer set forth in the Right of First Refusal and Co-Sale Agreement and any restrictions on transfer under Applicable Laws.

10.  Investment Representations. In connection with the issuance and acquisition of Shares under this Agreement, Optionee hereby represents and warrants to the Company as follows:

10.1
Optionee is acquiring and will hold the Shares for investment for Optionee’s account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (“the Securities Act”).

10.2
Optionee understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or Optionee obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. Optionee further acknowledges and understands that the Company is under no obligation to register the Shares.

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10.3
Optionee is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject only to the satisfaction of certain conditions. Optionee acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

10.4
Optionee will not sell, transfer or otherwise dispose of the Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. Optionee agrees that Optionee will not dispose of the Shares unless and until Optionee has complied with all requirements of this Agreement applicable to the disposition of Shares and Optionee has provided the Company with written assurances, in substance and form satisfactory to the Company, that (A) the proposed disposition does not require registration of the Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares under any applicable securities laws.

10.5
Optionee has been furnished with, and has had access to, such information as Optionee considers necessary or appropriate for deciding whether to invest in the Shares, and Optionee has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Shares.

10.6
Optionee is aware that Optionee’s investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. Optionee is able, without impairing Optionee’s financial condition, to hold the Shares for an indefinite period and to suffer a complete loss of Optionee’s investment in the Shares.

11.  Securities Law Restrictions. Regardless of whether the offering and sale of Shares under this Agreement have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

12.  Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

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13.  Rights of the Company. The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Agreement.

14.  Successors and Assigns. Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon Optionee and Optionee’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

15.  No Retention Rights. Nothing in this Agreement shall confer upon Optionee any right to continue as a Service Provider of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s relationship as a Service Provider of the Company at any time and for any reason, with or without cause.

16.  Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to Optionee at the address that Optionee most recently provided to the Company.

17.  Entire Agreement. The Plan and the Option Agreement are incorporated herein by reference. This Agreement, the Option Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof and supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) relating to the subject matter hereof.

18.  Choice Of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and to be performed entirely within such State.

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OPTIONEE:	WINTEGRA INC.

By:

Print Name	Title:

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EXHIBIT B
2003 SHARE OPTION PLAN

EXERCISE NOTICE
Wintegra Inc.
[Address]
Attention: Secretary

1. Exercise of Option. Effective as of today, the undersigned (“Optionee”) hereby elects to exercise an option to purchase __________ Shares under and pursuant to the 2003 Share Option Plan (the “Plan”) and the Option Agreement between Optionee and the Company dated __________ (the “Option Agreement”).

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no rights as a shareholder shall exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Shares shall be issued to Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other shareholder right for which the record date is prior to the date of issuance except as provided in Section 10 of the Plan.

5.  Proxy. Upon issuance of the Shares to Optionee, Optionee shall execute an irrevocable proxy in favor of the Company's Chief Financial Officer (“CFO”) or Chief Operation Officer (“COO”), as shall be determined by the Board, in the form attached hereto as Exhibit D shall be of no force or effect upon the earlier of: (i) consummation of the Company's initial public offering; or (ii) a Change of Control of the Company (as such term is defined in the Plan), in which the successor company is a publicly traded company. Such proxy will be used only after the CFO or the COO, as the case may be, will consult with the Company's Employees.

6. Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Holder is required to comply with the right of first refusal provisions in the Right of First Refusal and Co-Sale Agreement of the Company.

7. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company or any Parent or Subsidiary for any tax advice.

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8. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

9. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

10. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

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11. Governing Law; Severability. This Agreement is governed by and construed and enforced in accordance with the laws of the state of Delaware, without giving effect to the principles of conflict of laws.

12. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

WINTEGRA INC.

Signature	By

Print Name	Title

Address:	Address:

Date Received:

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EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	WINTEGRA INC.

SECURITY:	SHARES OF THE COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

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(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker's transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date: _________________________________________,

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Exhibit D

IRREVOCABLE PROXY

The undersigned, a shareholder of Wintegra, Inc. (the “Company”), hereby irrevocably appoints and constitutes _________________________ the Company's Chief Financial Officer (“CFO”)/Chief Operation Officer (“COO”) (mark the appropriate) as proxy to vote all the shares of the Company held by the undersigned, in the name and place of undersigned, with all powers which the undersigned would possess if personally present, at any stockholders meeting of the Company and at any adjournment thereof, or in any action taken by the Company by written consent of its shareholders, at any time from the date hereof until the earlier of: (i) consummation of the Company's initial public offering; or (ii) a Change of Control of the Company (as such term is defined in the Plan), in which the successor company is a publicly traded company. The CFO or the COO, as the case may be, shall use such voting rights only after consulting with the Company's Employees.

BY ITS SIGNATURE BELOW, THE UNDERSIGNED REPRESENTS THAT IT IS VOLUNTARILY EXECUTING THIS IRREVOCABLE PROXY, AFTER HAVING AN ADEQUATE OPPORTUNITY TO REVIEW IT AND SEEK ADVICE OF LEGAL COUNSEL. THE UNDERSIGNED UNDERSTANDS THE SCOPE AND CONSEQUENCES OF EXECUTING THIS IRREVOCABLE PROXY.

___________ day of ______________, 200

__________________________________
Name of Shareholder

By: _______________________________

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WINTEGRA INC.
2003 SHARE OPTION PLAN

OPTION AGREEMENT
(U.S.)

Unless otherwise defined herein, terms defined in the 2003 Share Option Plan (the “Plan”) of Wintegra, Inc. (the “Company”) shall have the same meanings in this Option Agreement.

I.  NOTICE OF OPTION GRANT
Name :
Address:

The undersigned Optionee has been granted an Option to purchase Shares, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number
Date of Grant
Vesting Commencement Date
Exercise Price per Share*	$
Total Number of Shares Granted
Total Exercise Price	$

Type of Option:	☐	Option intended to qualify as an incentive stock option (“ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (“Code”).

	☐	Option not intended to qualify as an Incentive Stock Option (“NSO”).

Term/Expiration Date:

Vesting Schedule:

A. Conventional Vesting Schedule. This Option shall become exercisable by Optionee in installments according to the following vesting schedule: 25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to Optionee’s continuing to be a Service Provider on such dates.

For avoidance of doubt, the vesting of Options shall cease during any unpaid leave.

B. Reverse Vesting Election. Alternatively, Optionee may elect that the following reverse vesting regime apply to some or all of the Shares subject to the Option: this Option shall be fully exercisable upon receipt by Optionee, except that Optionee shall be required, with respect to any Shares purchased pursuant to this Option, to enter into a Stock Purchase Agreement in the form attached as Exhibit A. Under the terms of this Stock Purchase Agreement, Shares purchased pursuant to Optionee’s exercise of the Option shall be held in escrow and released therefrom in accordance with the following schedule: 25% of the Shares in escrow shall be released twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to Optionee’s continuing to be a Service Provider on such dates. Shares in escrow shall be subject to an irrevocable right of repurchase on the part of the Company at a price equal to the Exercise Price of the Option, as provided in the Stock Purchase Agreement. Optionee shall have ninety (90) days from the date of grant of the Option to elect that this reverse vesting regime apply to some or all of the Shares subject to this Option.

Termination Period:

In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

In the event that Optionee’s employment with the Company should terminate, this Option shall be exercisable, unless extended by the Administrator, for thirty (30) days after such termination (except by reason of death or disability, or by reason of Cause as defined in the Plan).

In the event that Optionee’s relationship with the Company should terminate by reason of Optionee’s death or permanent disability (as defined in Section 22(e)(3) of the Code), the outstanding vested Option at the time of such termination shall remain exercisable until the Expiration Date. Notwithstanding the above, the successors and/or heirs and/or any other beneficiaries according to an Applicable Law, shall be entitled to a twelve (12) months acceleration of the outstanding Options not vested.

In the case of an ISO, if such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, such ISO shall be treated for tax purposes as an NSO.

Notwithstanding the above, if Optionee is discharged from the employ of the Company for reasons of Cause, as defined in the Plan, the entire unexercised Option (whether vested or not) shall ipso facto terminate.

For purposes of an ISO, an employee shall cease to be an Employee if any leave of absence approved by the Company exceeds ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract; if such reemployment is not so guaranteed, on the 181st day of such leave any ISO held by Optionee shall be treated for tax purposes as a NSO.

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II. AGREEMENT

1. Grant of Option.

(a) Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the individual named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”).

(b) Unless expressly stated otherwise, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

(c) In the case of an ISO, the Option shall not be considered an ISO to the extent that the Fair Market Value of the Shares which may be purchased on exercise of the Option for the first time during any calendar year (under all plans of the Company and any Parent or Subsidiary of the Company) exceeds $100,000. For purposes of this Section 1(c), ISOs shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit B (the “Exercise Notice”). The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price for the number of Shares to be purchased. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. If any law or regulation requires the Company to take any action with respect to the Shares specified in such notice before the issuance thereof, then the date of their issuance shall be extended for the period necessary to take such action. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3. Optionee’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an Investment Representation Statement in the form attached hereto as Exhibit C.

4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

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5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee:

(a) cash or check; or

(b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan.

6. Restrictions on Exercise. This Option may not be exercised if the issuance of Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of Applicable Laws.

7. Non Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee, unless approval in writing is obtained from the Board of Directors (“BOD Approval”). BOD Approval shall only be available for a transfer to a trust for the benefit of Optionee’s immediate family: spouse, children, parents or siblings (“Family Trust”). Upon any other attempt to transfer, assign, pledge or otherwise dispose of this Option, except as expressly permitted in this Section 7, this Option shall immediately terminate and become null and void. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant. In the case of an ISO granted to an Optionee who, at the time the Option is granted, owns shares representing more than ten (10) percent of the voting power of all classes of shares of the Company or any Parent or Subsidiary thereof, the term of the Option shall be no more than five (5) years from the date of grant.

9. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the U.S. federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. For example, an Optionee who is an Israeli resident is subject to income taxation in Israel. THEREFORE, OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a) Exercise of ISO. If the case of an ISO, the exercise of the Option will not be subject to U.S. federal income tax, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal income tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.

(b) Exercise of NSO. The exercise of an NSO may be subject to U.S. federal income tax liability (at ordinary tax rates) upon the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

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(c)  Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for U.S. federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and for at least two years after the date of grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the date of grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain.

10. Notice of Disqualifying Disposition of ISO Shares. In the case of an ISO, if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the date of grant, or (2) the date one year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee.

11. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee’s interest except by means of a writing signed by the Company and Optionee. This Agreement is governed by and construed and enforced in accordance with the laws of the state of Delaware, without giving effect to the principles of conflict of laws.

12. No Guarantee of Continued Service. Optionee acknowledges and agrees that the vesting of shares pursuant to the Vesting Schedule hereof is earned only by continuing as a Service Provider at the will of the Company or any Parent or Subsidiary of the Company. Optionee further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the Vesting Schedule set forth herein do not constitute an express or implied promise of continued engagement as a Service Provider of the Company and shall not interfere in any way with Optionee’s right, or the right of the Company or any Parent or Subsidiary of the Company, to terminate Optionee’s relationship as a Service Provider at any time, with or without cause.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

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OPTIONEE	WINTEGRA INC.

Signature	By

Print Name	Title

Residence Address

6

EXHIBIT A

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is entered into as of _____________________ between WINTEGRA, INC. (the “Company”) and _______________________ (“Optionee”).

WHEREAS, the Company has issued to Optionee an option (the “Option”) to purchase shares of common stock of the Company (the “Shares”) pursuant to the Company’s 2003 Share Option Plan (the “Plan”) and the Option Agreement between Optionee and the Company dated _____________________ (the “Option Agreement”);

WHEREAS, Optionee desires to exercise the Option with respect to _________________ Shares (the “Restricted Shares”);

WHEREAS, concurrent with the execution of this Agreement, Optionee has delivered to the Company a duly exercised Notice of Exercise with respect to such Restricted Shares; and

WHEREAS, Optionee desires to elect the reverse vesting regime with respect to the Restricted Shares pursuant to the Option Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and representations herein set forth, the Company and Optionee hereby agree as follows:

1. Defined Terms. Unless defined otherwise herein, terms defined in the Plan or in the Option Agreement shall have the same meanings in this Agreement.

2. Agreement to Purchase and Sell Restricted Shares. Optionee hereby agrees to purchase and the Company hereby agrees to sell the Restricted Shares pursuant to the Option Agreement and this Agreement.

3. Company’s Right of Repurchase.

3.1
The Company shall have an irrevocable right to repurchase the Restricted Shares (the “Right of Repurchase”) from Optionee at a price equal to the Exercise Price paid by Optionee for the Restricted Shares.

3.2
The Company’s Right of Repurchase shall lapse with respect to 25% of the Restricted Shares twelve months after the Vesting Commencement Date, and shall lapse with respect to an additional 1/48 of the Restricted Shares each month thereafter, subject to Optionee’s continuing to be a Service Provider on such dates. Upon the lapse of the Right of Repurchase with respect to Restricted Shares such Shares shall cease to be Restricted Shares.

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In the event that Optionee ceases to be a Service Provider of the Company, the Right of Repurchase shall remain in effect and cease to lapse with respect to all Restricted Shares then subject to the Right of Repurchase.

Notwithstanding the above, In the event that Optionee’s relationship with the Company should terminate by reason of Optionee’s death or disability (as defined in Section 22(e)(3) of the Code), the Company’s Right of Repurchase shall continue to lapse for twelve (12) more months and the successors and/or heirs and/or any other beneficiaries according to an Applicable Law, shall receive the Shares, which ceased to be restricted.

Notwithstanding the foregoing, if Optionee’s relationship with the Company is terminated for reason of Cause (as defined in the Plan), all of the Shares subject to the Option shall again become subject to the Right of Repurchase.

4. Exercise of Repurchase Right. The Right of Repurchase shall be exercisable by written notice delivered to Optionee, which notice shall set forth the number of Restricted Shares to be repurchased by the Company and the date on which the repurchase is to be effected. Payment by the Company to Optionee shall be made in cash or cash equivalents, by offset against any indebtedness to the Company owed by Optionee or by a combination of both. Upon delivery of notice and payment to Optionee, the Company shall become the legal and beneficial owner of the Restricted Shares being repurchased, and the Restricted Shares shall be transferred to the name of the Company.

5. Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) that by reason of such transaction are distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. After each such transaction, appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase in order to reflect any change in the Company’s outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

6. Change of Control. In the event of a merger of the Company with or into another company, or the sale of substantially all of the assets of the Company, the Right of Repurchase may be assigned to the successor company or a Parent or Subsidiary of the successor company. In the case of such assignment, the Right of Repurchase shall apply to the capital stock of the successor company or its Parent or Subsidiary, as the case may be, or such other consideration received in the merger or sale of assets by holders of Shares of the Company.

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7. Escrow. Upon issuance of the Restricted Shares to Optionee, the certificates for such Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Section 5 herein shall immediately be delivered to the Company to be held in escrow, but only to the extent such property relates to the Restricted Shares. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to Optionee and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company’s exercise of its Right of Repurchase or (ii) released to Optionee upon the lapse of the Right of Repurchase with respect to such Shares.

8. Proxy. Upon issuance of the Restricted Shares to Optionee, Optionee shall execute an irrevocable proxy in favor of the Company’s Chief Financial Officer (“CFO”) or Chief Operation Officer (“COO”), as shall be determined by the Board, in the form attached hereto as Exhibit D which shall be of no force or effect upon the earlier of: (i) consummation of the Company’s initial public offering; or (ii) a Change of Control of the Company (as such term is defined hereinabove), in which the successor company is a publicly traded company. Such proxy will be used only after the CFO or the COO, as the case may be, will consult with the Company’s Employees.

9. Restrictions on Transfer. Optionee shall not sell, assign, pledge, hypothecate, encumber or otherwise dispose of the Restricted Shares, unless approval in writing is obtained from the Board of Directors (“BOD Approval”). BOD Approval shall only be available for a transfer to a trust for the benefit of Optionee’s immediate family: spouse, children, parents or siblings (“Family Trust”). Upon any other attempt to transfer, assign, pledge or otherwise dispose of the Restricted Shares, except as expressly permitted in this Section 6, the Restricted Shares shall immediately terminate and become null and void. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee. Upon the lapse of the Right of Repurchase with respect to any Shares, such Shares shall be subject to the restrictions on transfer set forth in the Right of First Refusal and Co-Sale Agreement and any restrictions on transfer under Applicable Laws.

10. Investment Representations. In connection with the issuance and acquisition of Shares under this Agreement, Optionee hereby represents and warrants to the Company as follows:

10.1
Optionee is acquiring and will hold the Shares for investment for Optionee’s account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (“the Securities Act”).

10.2
Optionee understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or Optionee obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. Optionee further acknowledges and understands that the Company is under no obligation to register the Shares.

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10.3
Optionee is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject only to the satisfaction of certain conditions. Optionee acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

10.4
Optionee will not sell, transfer or otherwise dispose of the Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. Optionee agrees that Optionee will not dispose of the Shares unless and until Optionee has complied with all requirements of this Agreement applicable to the disposition of Shares and Optionee has provided the Company with written assurances, in substance and form satisfactory to the Company, that (A) the proposed disposition does not require registration of the Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares under any applicable securities laws.

10.5
Optionee has been furnished with, and has had access to, such information as Optionee considers necessary or appropriate for deciding whether to invest in the Shares, and Optionee has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Shares.

10.6
Optionee is aware that Optionee’s investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. Optionee is able, without impairing Optionee’s financial condition, to hold the Shares for an indefinite period and to suffer a complete loss of Optionee’s investment in the Shares.

11. Securities Law Restrictions. Regardless of whether the offering and sale of Shares under this Agreement have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

10

12. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

13. Rights of the Company. The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Agreement.

14. Successors and Assigns. Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon Optionee and Optionee’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

15. No Retention Rights. Nothing in this Agreement shall confer upon Optionee any right to continue as a Service Provider of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s relationship as a Service Provider of the Company at any time and for any reason, with or without cause.

16. Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to Optionee at the address that Optionee most recently provided to the Company.

17. Entire Agreement. The Plan and the Option Agreement are incorporated herein by reference. This Agreement, the Option Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof and supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) relating to the subject matter hereof.

11

18. Choice Of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and to be performed entirely within such State.

OPTIONEE	WINTEGRA, INC.

By:

Title:
Print Name

12

EXHIBIT B

2003 SHARE OPTION PLAN

EXERCISE NOTICE
Wintegra Inc.
7200 N. MoPac Expy, Suite 270, Austin TX 78731
Attention: Secretary

1. Exercise of Option. Effective as of today, the undersigned (“Optionee”) hereby elects to exercise an option to purchase ______________ Shares under and pursuant to the 2003 Share Option Plan (the “Plan”) and the Option Agreement between Optionee and the Company dated __________________ (the “Option Agreement”).

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no rights as a shareholder shall exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Shares shall be issued to Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other shareholder right for which the record date is prior to the date of issuance except as provided in Section 10 of the Plan.

5.  Proxy. Upon issuance of the Shares to Optionee, Optionee shall execute an irrevocable proxy in favor of the Company’s Chief Financial Officer (“CFO”) or Chief Operation Officer (“COO”), as shall be determined by the Board, in the form attached hereto as Exhibit D shall be of no force or effect upon the earlier of: (i) consummation of the Company’s initial public offering; or (ii) a Change of Control of the Company (as such term is defined in the plan), in which the successor company is a publicly traded company. Such proxy will be used only after the CFO or the COO, as the case may be, will consult with the Company’s Employees.

6. Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Holder is required to comply with the right of first refusal provisions in the Right of First Refusal and Co-Sale Agreement of the Company.

7. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or dis-position of the Shares and that Optionee is not relying on the Company or any Parent or Subsidiary for any tax advice.

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8. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPO-THECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRIC-TIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instruc-tions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

9. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

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10. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

11. Governing Law; Severability. This Agreement is governed by and construed and enforced in accordance with the laws of the state of Delaware, without giving effect to the principles of conflict of laws.

12. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

WINTEGRA, INC.

By:
Signature:

Title:
Print Name

Address:	Address: 7200 N. MoPac Expy, Suite 270 Austin, TX 78731

Date Received:

15

EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	WINTEGRA INC.

SECURITY:	SHARES OF THE COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the report-ing requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

16

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other regis-tra-tion exemption will be available in such event.

Signature of Optionee:

Date: _________________________,

17

Exhibit D

IRREVOCABLE PROXY

The undersigned, a shareholder of Wintegra, Inc. (the “Company”), hereby irrevocably appoints and constitutes _________________________ the Company’s Chief Financial Officer (“CFO”)/Chief Operation Officer (“COO”) (mark the appropriate) as proxy to vote all the shares of the Company held by the undersigned, in the name and place of undersigned, with all powers which the undersigned would possess if personally present, at any stockholders meeting of the Company and at any adjournment thereof, or in any action taken by the Company by written consent of its shareholders, at any time from the date hereof until the earlier of: (i) consummation of the Company’s initial public offering; or (ii) a Change of Control of the Company (as such term is defined in the plan), in which the successor company is a publicly traded company. The CFO or the COO, as the case may be, shall use such voting rights only after consulting with the Company’s Employees.

BY ITS SIGNATURE BELOW, THE UNDERSIGNED REPRESENTS THAT IT IS VOLUNTARILY EXECUTING THIS IRREVOCABLE PROXY, AFTER HAVING AN ADEQUATE OPPORTUNITY TO REVIEW IT AND SEEK ADVICE OF LEGAL COUNSEL. THE UNDERSIGNED UNDERSTANDS THE SCOPE AND CONSEQUENCES OF EXECUTING THIS IRREVOCABLE PROXY.

________________ day of ____________, 200__

__________________________________
Name of Shareholder

Signature:_______________________________

18

WINTEGRA INC.
2003 SHARE OPTION PLAN

OPTION AGREEMENT
(U.S.)

Unless otherwise defined herein, terms defined in the 2003 Share Option Plan (the “Plan”) of Wintegra, Inc. (the “Company”) shall have the same meanings in this Option Agreement.

I.  NOTICE OF OPTION GRANT

Name :
Address:

    The undersigned Optionee has been granted an Option to purchase Shares, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number
Date of Grant
Vesting Commencement Date
Exercise Price per Share*	$
Total Number of Shares Granted
Total Exercise Price	$

Type of Option:	☐	Option intended to qualify as an incentive stock option (“ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (“Code”).

	☐	Option not intended to qualify as an Incentive Stock Option (“NSO”).

Term/Expiration Date:

Vesting Schedule:

A. Conventional Vesting Schedule. This Option shall become exercisable by Optionee in installments according to the following vesting schedule: 25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to Optionee’s continuing to be a Service Provider on such dates. Notwithstanding with the above stated, in the event of an acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company or a sale of all or substantially all of the assets of the Company (hereafter a “Change of Control”), then Optionee shall be entitled to acceleration to the Vesting Schedule such that Optionee receives that number of Options vested as though he were employed by the Company on the one (1) year anniversary of the Change of Control, provided that (i) Optionee’s employment with the Company is terminated by the Company or a successor corporation other than for “Cause” (as defined herein) prior to one (1) year anniversary of the Change of Control; or (ii) without Optionee’s express written consent, the relocation of Optionee to a facility or a location in another country or a location more than sixty (60) kilometers from his current location.

For purposes of this Agreement, “Cause” is defined as (i) an act of fraud made by Optionee in connection with his responsibilities as an employee, (ii) Optionee’s conviction of, or plea of nolo contendere to, a felony, (iii) Optionee’s transgression, or Optionee’s violations of his employment duties.

For avoidance of doubt, the vesting of Options shall cease during any unpaid leave.

B. Reverse Vesting Election. Alternatively, Optionee may elect that the following reverse vesting regime apply to some or all of the Shares subject to the Option: this Option shall be fully exercisable upon receipt by Optionee, except that Optionee shall be required, with respect to any Shares purchased pursuant to this Option, to enter into a Stock Purchase Agreement in the form attached as Exhibit A. Under the terms of this Stock Purchase Agreement, Shares purchased pursuant to Optionee’s exercise of the Option shall be held in escrow and released therefrom in accordance with the following schedule: 25% of the Shares in escrow shall be released twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to Optionee’s continuing to be a Service Provider on such dates. Shares in escrow shall be subject to an irrevocable right of repurchase on the part of the Company at a price equal to the Exercise Price of the Option, as provided in the Stock Purchase Agreement. Optionee shall have ninety (90) days from the date of grant of the Option to elect that this reverse vesting regime apply to some or all of the Shares subject to this Option.

Termination Period:

In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

In the event that Optionee’s employment with the Company should terminate, this Option shall be exercisable, unless extended by the Administrator, for thirty (30) days after such termination (except by reason of death or disability or by reason of Cause as defined in the Plan).

In the event that Optionee’s relationship with the Company should terminate by reason of Optionee’s death or permanent disability (as defined in Section 22(e)(3) of the Code), the outstanding vested Option at the time of such termination shall remain exercisable until the Expiration Date. Notwithstanding the above, the successors and/or heirs and/or any other beneficiaries according to an Applicable Law, shall be entitled to a twelve (12) months acceleration of the outstanding Options not vested.

In the case of an ISO, if such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, such ISO shall be treated for tax purposes as an NSO.

Notwithstanding the above, if Optionee is discharged from the employ of the Company for reasons of Cause, as defined in the Plan, the entire unexercised Option (whether vested or not) shall ipso facto terminate.

For purposes of an ISO, an employee shall cease to be an Employee if any leave of absence approved by the Company exceeds ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract; if such reemployment is not so guaranteed, on the 181st day of such leave any ISO held by Optionee shall be treated for tax purposes as a NSO.

II. AGREEMENT

1. Grant of Option.

(a) Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the individual named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”).

(b) Unless expressly stated otherwise, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

(c) In the case of an ISO, the Option shall not be considered an ISO to the extent that the Fair Market Value of the Shares which may be purchased on exercise of the Option for the first time during any calendar year (under all plans of the Company and any Parent or Subsidiary of the Company) exceeds $100,000. For purposes of this Section 1(c), ISOs shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit B (the “Exercise Notice”). The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price for the number of Shares to be purchased. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. If any law or regulation requires the Company to take any action with respect to the Shares specified in such notice before the issuance thereof, then the date of their issuance shall be extended for the period necessary to take such action. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3. Optionee’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an Investment Representation Statement in the form attached hereto as Exhibit C.

4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee:

(a) cash or check; or

(b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan.

6. Restrictions on Exercise. This Option may not be exercised if the issuance of Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of Applicable Laws.

7. Non Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee, unless approval in writing is obtained from the Board of Directors (“BOD Approval”). BOD Approval shall only be available for a transfer to a trust for the benefit of Optionee’s immediate family: spouse, children, parents or siblings (“Family Trust”). Upon any other attempt to transfer, assign, pledge or otherwise dispose of this Option, except as expressly permitted in this Section 7, this Option shall immediately terminate and become null and void. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant. In the case of an ISO granted to an Optionee who, at the time the Option is granted, owns shares representing more than ten (10) percent of the voting power of all classes of shares of the Company or any Parent or Subsidiary thereof, the term of the Option shall be no more than five (5) years from the date of grant.

9. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the U.S. federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. For example, an Optionee who is an Israeli resident is subject to income taxation in Israel. THEREFORE, OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a) Exercise of ISO. If the case of an ISO, the exercise of the Option will not be subject to U.S. federal income tax, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal income tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.

(b) Exercise of NSO. The exercise of an NSO may be subject to U.S. federal income tax liability (at ordinary tax rates) upon the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(c)  Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for U.S. federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and for at least two years after the date of grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the date of grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain.

10. Notice of Disqualifying Disposition of ISO Shares. In the case of an ISO, if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the date of grant, or (2) the date one year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee.

11. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee’s interest except by means of a writing signed by the Company and Optionee. This Agreement is governed by and construed and enforced in accordance with the laws of the state of Delaware, without giving effect to the principles of conflict of laws.

12. No Guarantee of Continued Service. Optionee acknowledges and agrees that the vesting of shares pursuant to the Vesting Schedule hereof is earned only by continuing as a Service Provider at the will of the Company or any Parent or Subsidiary of the Company. Optionee further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the Vesting Schedule set forth herein do not constitute an express or implied promise of continued engagement as a Service Provider of the Company and shall not interfere in any way with Optionee’s right, or the right of the Company or any Parent or Subsidiary of the Company, to terminate Optionee’s relationship as a Service Provider at any time, with or without cause.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE	WINTEGRA INC.

Signature	By

Print Name	Title

Residence Address

EXHIBIT A

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is entered into as of ________, 200_, between WINTEGRA, INC. (the “Company”) and ______________ (“Optionee”).

WHEREAS, the Company has issued to Optionee an option (the “Option”) to purchase shares of common stock of the Company (the “Shares”) pursuant to the Company’s 2003 Share Option Plan (the “Plan”) and the Option Agreement between Optionee and the Company dated _______ (the “Option Agreement”);

WHEREAS, Optionee desires to exercise the Option with respect to ______ Shares (the “Restricted Shares”);

WHEREAS, concurrent with the execution of this Agreement, Optionee has delivered to the Company a duly exercised Notice of Exercise with respect to such Restricted Shares; and

WHEREAS, Optionee desires to elect the reverse vesting regime with respect to the Restricted Shares pursuant to the Option Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and representations herein set forth, the Company and Optionee hereby agree as follows:

1. Defined Terms. Unless defined otherwise herein, terms defined in the Plan or in the Option Agreement shall have the same meanings in this Agreement.

2. Agreement to Purchase and Sell Restricted Shares. Optionee hereby agrees to purchase and the Company hereby agrees to sell the Restricted Shares pursuant to the Option Agreement and this Agreement.

3. Company’s Right of Repurchase.

3.1
The Company shall have an irrevocable right to repurchase the Restricted Shares (the “Right of Repurchase”) from Optionee at a price equal to the Exercise Price paid by Optionee for the Restricted Shares.

3.2
The Company’s Right of Repurchase shall lapse with respect to 25% of the Restricted Shares twelve months after the Vesting Commencement Date, and shall lapse with respect to an additional 1/48 of the Restricted Shares each month thereafter, subject to Optionee’s continuing to be a Service Provider on such dates. Upon the lapse of the Right of Repurchase with respect to Restricted Shares such Shares shall cease to be Restricted Shares.

In the event that Optionee ceases to be a Service Provider of the Company, the Right of Repurchase shall remain in effect and cease to lapse with respect to all Restricted Shares then subject to the Right of Repurchase.

Notwithstanding the above, In the event that Optionee’s relationship with the Company should terminate by reason of Optionee’s death or disability (as defined in Section 22(e)(3) of the Code), the Company’s Right of Repurchase shall continue to lapse for twelve (12) more months and the successors and/or heirs and/or any other beneficiaries according to an Applicable Law, shall receive the Shares, which ceased to be restricted.

Notwithstanding the foregoing, if Optionee’s relationship with the Company is terminated for reasons of Cause (as defined in the Plan), all of the Shares subject to the Option shall again become subject to the Right of Repurchase.

4. Exercise of Repurchase Right. The Right of Repurchase shall be exercisable by written notice delivered to Optionee, which notice shall set forth the number of Restricted Shares to be repurchased by the Company and the date on which the repurchase is to be effected. Payment by the Company to Optionee shall be made in cash or cash equivalents, by offset against any indebtedness to the Company owed by Optionee or by a combination of both. Upon delivery of notice and payment to Optionee, the Company shall become the legal and beneficial owner of the Restricted Shares being repurchased, and the Restricted Shares shall be transferred to the name of the Company.

5. Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) that by reason of such transaction are distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. After each such transaction, appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase in order to reflect any change in the Company’s outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

6. Change of Control. In the event of a merger of the Company with or into another company, or the sale of substantially all of the assets of the Company, the Right of Repurchase may be assigned to the successor company or a Parent or Subsidiary of the successor company. In the case of such assignment, the Right of Repurchase shall apply to the capital stock of the successor company or its Parent or Subsidiary, as the case may be, or such other consideration received in the merger or sale of assets by holders of Shares of the Company.

7. Escrow. Upon issuance of the Restricted Shares to Optionee, the certificates for such Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Section 5 herein shall immediately be delivered to the Company to be held in escrow, but only to the extent such property relates to the Restricted Shares. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to Optionee and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company’s exercise of its Right of Repurchase or (ii) released to Optionee upon the lapse of the Right of Repurchase with respect to such Shares.

8. Proxy. Upon issuance of the Restricted Shares to Optionee, Optionee shall execute an irrevocable proxy in favor of the Company’s Chief Financial Officer (“CFO”) or Chief Operation Officer (“COO”), as shall be determined by the Board, in the form attached hereto as Exhibit D which shall be of no force or effect upon the earlier of: (i) consummation of the Company’s initial public offering; or (ii) a Change of Control of the Company (as such term is defined hereinabove), in which the successor company is a publicly traded company. Such proxy will be used only after the CFO or the COO, as the case may be, will consult with the Company’s Employees.

9. Restrictions on Transfer. Optionee shall not sell, assign, pledge, hypothecate, encumber or otherwise dispose of the Restricted Shares, unless approval in writing is obtained from the Board of Directors (“BOD Approval”). BOD Approval shall only be available for a transfer to a trust for the benefit of Optionee’s immediate family: spouse, children, parents or siblings (“Family Trust”). Upon any other attempt to transfer, assign, pledge or otherwise dispose of the Restricted Shares, except as expressly permitted in this Section 6, the Restricted Shares shall immediately terminate and become null and void. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee. Upon the lapse of the Right of Repurchase with respect to any Shares, such Shares shall be subject to the restrictions on transfer set forth in the Right of First Refusal and Co-Sale Agreement and any restrictions on transfer under Applicable Laws.

10. Investment Representations. In connection with the issuance and acquisition of Shares under this Agreement, Optionee hereby represents and warrants to the Company as follows:

10.1
Optionee is acquiring and will hold the Shares for investment for Optionee’s account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (“the Securities Act”).

10.2
Optionee understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or Optionee obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. Optionee further acknowledges and understands that the Company is under no obligation to register the Shares.

10.3
Optionee is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject only to the satisfaction of certain conditions. Optionee acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

10.4
Optionee will not sell, transfer or otherwise dispose of the Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. Optionee agrees that Optionee will not dispose of the Shares unless and until Optionee has complied with all requirements of this Agreement applicable to the disposition of Shares and Optionee has provided the Company with written assurances, in substance and form satisfactory to the Company, that (A) the proposed disposition does not require registration of the Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares under any applicable securities laws.

10.5
Optionee has been furnished with, and has had access to, such information as Optionee considers necessary or appropriate for deciding whether to invest in the Shares, and Optionee has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Shares.

10.6
Optionee is aware that Optionee’s investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. Optionee is able, without impairing Optionee’s financial condition, to hold the Shares for an indefinite period and to suffer a complete loss of Optionee’s investment in the Shares.

11. Securities Law Restrictions. Regardless of whether the offering and sale of Shares under this Agreement have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

12. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

13. Rights of the Company. The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Agreement.

14. Successors and Assigns. Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon Optionee and Optionee’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

15. No Retention Rights. Nothing in this Agreement shall confer upon Optionee any right to continue as a Service Provider of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s relationship as a Service Provider of the Company at any time and for any reason, with or without cause.

16. Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to Optionee at the address that Optionee most recently provided to the Company.

17. Entire Agreement. The Plan and the Option Agreement are incorporated herein by reference. This Agreement, the Option Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof and supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) relating to the subject matter hereof.

18. Choice Of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and to be performed entirely within such State.

OPTIONEE	WINTEGRA, INC.

By:

Title:
Print Name

EXHIBIT B

2003 SHARE OPTION PLAN

EXERCISE NOTICE
Wintegra Inc.
[Address]
Attention: Secretary

1. Exercise of Option. Effective as of today, the undersigned (“Optionee”) hereby elects to exercise an option to purchase __________ Shares under and pursuant to the 2003 Share Option Plan (the “Plan”) and the Option Agreement between Optionee and the Company dated __________ (the “Option Agreement”).

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no rights as a shareholder shall exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Shares shall be issued to Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other shareholder right for which the record date is prior to the date of issuance except as provided in Section 10 of the Plan.

5.  Proxy. Upon issuance of the Shares to Optionee, Optionee shall execute an irrevocable proxy in favor of the Company’s Chief Financial Officer (“CFO”) or Chief Operation Officer (“COO”), as shall be determined by the Board, in the form attached hereto as Exhibit D shall be of no force or effect upon the earlier of: (i) consummation of the Company’s initial public offering; or (ii) a Change of Control of the Company (as such term is defined in the Plan), in which the successor company is a publicly traded company. Such proxy will be used only after the CFO or the COO, as the case may be, will consult with the Company’s Employees.

6. Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Holder is required to comply with the right of first refusal provisions in the Right of First Refusal and Co-Sale Agreement of the Company.

7. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company or any Parent or Subsidiary for any tax advice.

8. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

9. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

10. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

11. Governing Law; Severability. This Agreement is governed by and construed and enforced in accordance with the laws of the state of Delaware, without giving effect to the principles of conflict of laws.

12. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

WINTEGRA, INC.

By:
Signature:

Title:
Print Name

Address:	Address:

Date Received:

EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	WINTEGRA INC.

SECURITY:	SHARES OF THE COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date: _____________________,

Exhibit D

IRREVOCABLE PROXY

The undersigned, a shareholder of Wintegra, Inc. (the “Company”), hereby irrevocably appoints and constitutes _________________________ the Company’s Chief Financial Officer (“CFO”)/Chief Operation Officer (“COO”) (mark the appropriate) as proxy to vote all the shares of the Company held by the undersigned, in the name and place of undersigned, with all powers which the undersigned would possess if personally present, at any stockholders meeting of the Company and at any adjournment thereof, or in any action taken by the Company by written consent of its shareholders, at any time from the date hereof until the earlier of: (i) consummation of the Company’s initial public offering; or (ii) a Change of Control of the Company (as such term is defined in the Plan), in which the successor company is a publicly traded company. The CFO or the COO, as the case may be, shall use such voting rights only after consulting with the Company’s Employees.

BY ITS SIGNATURE BELOW, THE UNDERSIGNED REPRESENTS THAT IT IS VOLUNTARILY EXECUTING THIS IRREVOCABLE PROXY, AFTER HAVING AN ADEQUATE OPPORTUNITY TO REVIEW IT AND SEEK ADVICE OF LEGAL COUNSEL. THE UNDERSIGNED UNDERSTANDS THE SCOPE AND CONSEQUENCES OF EXECUTING THIS IRREVOCABLE PROXY.

________________ day of ____________, 200

________________________________
Name of Shareholder

By:___________________________________